As filed with the Securities and Exchange Commission on October 7, 1997
                     Securities Act of 1933 File No. 2-80886
                Investment Company Act of 1940 File No. 811-3626


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 38
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 33

                        ---------------------------------

                            CITIZENS INVESTMENT TRUST
               (Exact name of registrant as specified in charter)

                                One Harbour Place
                                    Suite 525
                             Portsmouth, N.H. 03801

                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (603) 436-5152

                                 Sophia Collier
                                One Harbour Place
                                    Suite 525
                             Portsmouth, N.H. 03801
                     (Name and Address of Agent for Service)

              It is proposed that this filing will become effective

                [X]  immediately upon filing pursuant to paragraph (b)
                [ ]  on _____________ pursuant to paragraph (b)
                [ ]  75 days after filing pursuant to paragraph (a)
                [ ]  on (date) pursuant to paragraph (a) of Rule 485

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has previously registered an indefinite number of securities under the Securities Act of 1933. The Notice required by Rule 24f-2 was filed by the Registrant for its most recent fiscal year on August 28, 1997.

--------------------

[bullet]This N-1A filing relates to the Working Assets Money Market (Retail Class), Citizens Income Portfolio, Citizens Index Portfolio (Retail Class), Citizens Emerging Growth Portfolio and Citizens Global Equity Portfolio.

                            CITIZENS INVESTMENT TRUST
                                CROSS INDEX PAGE
     WORKING ASSETS MONEY MARKET, CITIZENS INCOME, CITIZENS EMERGING GROWTH,
       CITIZENS GLOBAL EQUITY, CITIZENS INDEX AND E[bullet]FUND PORTFOLIOS

Part A INFORMATION REQUIRED IN A PROSPECTUS

           ITEM                                       REFERENCE                                 Page

Item 1.   Cover Page                                  Cover Page                                         1
Item 2.   Synopsis; Fee Information                   Cover Page; Fee Information                       1; 3
Item 3.   Condensed Financial Information             Condensed Financial Information; Financial        4; 5
                                                      Highlights
Item 4.   General Description of Registrant           Organization and Management of the Trust           10
Item 5.   Management of the Fund                      Organization and Management of the Trust           10
Item 6.   Capital Stock and other Securities          How to Purchase and Redeem Shares;               12; 14
                                                      Dividends, Distributions, and Taxes
Item 7.   Purchase of Securities Being Offered        How to Purchase and Redeem Shares                  12
Item 8.   Redemption or Repurchase                    How to Purchase and Redeem Shares                  12
Item 9.   Legal Proceedings                           None                                              N/A

Part B INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 10.  Cover Page                                  Cover Page                                         1
Item 11.  Table of Contents                           Table of Contents                                  1
Item 12.  General Information & History               The Fund                                           2
Item 13.  Investment Objectives & Policies            Investment Objectives and                        2; 9
                                                      Policies; Other Investment Techniques
Item 14.  Management of the Registrant                Trustees and Officers; Additional               19; 21
                                                      Information Regarding Management Company
Item 15.  Control Persons & Principal Holders of      Additional Information Regarding Citizens         21
          Securities                                  Advisers
Item 16.  Investment Advisory & Other Services        Investment Advisory & Other Services              21
Item 17.  Brokerage Allocation & Other Practices      Turnover and Portfolio Transactions                9
Item 18.  Capital Stock & Other Securities            The Value of Our Shares                           11
Item 19.  Purchase, Redemption & Pricing of           Additional Redemption Information                 18
          Securities Being Offered
Item 20.  Tax Status                                  Federal Taxes                                     16
Item 21.  Underwriters                                Investment Advisory and Other Services            21
 .
Item 22.  Calculation of Yield Quotations of Money    About Our Yield and Total Return                  12
          Market Funds
Item 23.  Financial Statements                        Financial Statements                              27

                             The Talking Prospectus               Citizens Trust


October 3, 1997


Dear Friend,

This prospectus is a bit different from other mutual fund prospectuses. It is written - not by a lawyer - but by the people who work for the Trust. I hope you'll take some time to read it carefully (and retain it for your future reference). I think you'll find we have some new and interesting ideas about how to make money investing in mutual funds.

We believe there is a revolution going on in business today, and only certain companies will be able to thrive in this faster-paced and environmentally concerned business environment. At Citizens Trust, we identify and invest in these companies - businesses with the potential to produce strong financial results today, as well as create a world we want to live in tomorrow.

We truly believe that understanding your investments starts right here with our own prospectus. You deserve not only lucid, concise prose, but an informative, even enjoyable, reading experience.

[Photo: Sophia Collier, President]                 Sincerely,

                                               /s/ Sophia Collier
                                                   Sophia Collier
                                                   President

Our Portfolios

Both E[bullet]fund's(R) and Working Assets Money Market Portfolio's objective is current income consistent with safety and liquidity. We seek to maintain a stable $1.00 Net Asset Value per share at all times, although there is no assurance we will be able to do so. Shares are neither insured nor guaranteed by the U.S. Government.

Citizens Income Portfolio invests in fixed-income securities to generate current income and pay a dividend every month.

Citizens Index Portfolio is a market weighted portfolio of 300 companies, with the objective of long-term capital appreciation.

Citizens Emerging Growth Portfolio invests in promising small- and medium-sized companies with the objective of aggressive growth.

Citizens Global Equity Portfolio holds U.S. and foreign stocks for capital appreciation.

Our Statement of Additional Information, dated the same as this prospectus and incorporated herein by reference, is filed with the Securities and Exchange Commission. If you would like a copy, please call us toll-free at 800-223-7010. This prospectus is available electronically at: http://www.efund.com. The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the portfolios.

CITIZENS TRUST
One Harbour Place
Portsmouth, NH
03801

For Shareholder Service and
New Account Information:
1-800-223-7010

For Broker-Dealer Sales & Service:
1-800-982-7200

CITIZENS TRUST IS AN OPEN-ENDED,
DIVERSIFIED MANAGEMENT COMPANY,
NOT A BANK.

THESE SECURITIES HAVE NOT BEEN
APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE
COMMISSION, OR ANY STATE
SECURITIES COMMISSION NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION
OR ANY STATE SECURITIES COMMISSION
PASSED ON THE ACCURACY OR ADEQUACY
OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.

[Logo: Citizens Trust(TM)]
603-436-5152
800-223-7010

The Talking Prospectus

TABLE OF CONTENTS


Dear Friend  1

Trustee News  2

Fee Information  3

Financial Highlights  4

How We Select Our Investments  6

Citizens Index Portfolio  7

Citizens Global Equity Portfolio  7

E[bullet]fund(R) and Working Assets
Money Market Portfolio  8

Citizens Income Portfolio  9

Citizens Emerging Growth Portfolio  10

Organization and Management of
the Trust  10

How to Purchase and Redeem Shares  12

Shareholder Services  14

Dividends, Distributions and Taxes  15

Mailing Address/
Wiring Instructions  15

Trustee Profiles  16



Trustee News


If you are interested in becoming a shareholder in any of the Citizens Trust portfolios, we'd like to tell you about what our board of trustees has been working on. The board of trustees meets quarterly; and our most recent meeting was held August 4, 1997. Among matters taken up at the August 1997 meeting were the assignment of sub-advisory services for two portfolios of the Trust and the merger of the Trust's two money market portfolios.

The assignment of sub-advisory services for the Citizens Income Portfolio and the Citizens Emerging Growth Portfolio is proposed simply because our current sub-adviser, GMG/Seneca Capital Management, L.P., is merging with an affiliate, GMG/ Seneca Capital Management LLC, and this affiliate has in turn entered into an agreement to be acquired by Phoenix, Duff & Phelps. This merger and acquisition will not result in a change of the management of the sub-adviser or a change in the portfolio manager, but it will result in the termination of the present sub-advisory agreement, and the board of trustees therefore has approved a new one, which will therefore be submitted to shareholders of the Income Portfolio and the Emerging Growth Portfolio for their approval.

The board of trustees has also considered a proposal to merge the Trust's two money market funds by reorganizing the E[bullet]fund(R) into the Working Assets Money Market Portfolio. The board approved a plan of reorganization and it will soon be submitted to shareholders of the E[bullet]fund(R) for their approval. We are excited about this plan and believe it will be of benefit to shareholders should it be approved.

   We do our best to keep our shareholders informed of developments at Citizens Trust, and our board of trustees encourages shareholder participation and ideas.


Confidentiality of Shareholder Transactions

"As Trustees, we have a firm `no exceptions' policy stating that no shareholder transaction information will be sold or shared with anyone, except as required by law, or with the shareholder's permission."

No Load

All portfolios are no load. All portfolios, except the E[bullet]fund(R), are subject to 12b-1 fees.

Minimum Initial Investment

There is a minimum investment of $2,500 for all portfolios except the E[bullet]fund(R), which requires an initial investment of only $1,000. With the exception of the E[bullet]fund(R), you can invest in any portfolio for as little as $250 if you set up an Automatic Investment Plan, currently $50 per month.

Escrow Policy

We reserve the right to wait up to 7 (seven) business days to redeem any investments made by check, and 5 (five) business days for purchases made by ACH transfer. Therefore, if you need to redeem shares within 7 (seven) business days of your purchase, please invest by wire. We also reserve the right to close your account for any lawful reason including, but not limited to, reasonable suspicion of fraud or other illegal activity in connection with the account.

Please make all checks payable to "Citizens Trust". We are unable to accept third-party checks.

                                                                  Citizens Trust

Fee Information

                                                       WORKING
                                                       ASSETS
                                                        MONEY                EMERGING                                  GLOBAL
                                                        MARKET    INCOME      GROWTH       INDEX   E[BULLET]FUND(R)    EQUITY

Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases                 None       None        None         None       None            None
(as a % of offering price)
Maximum Sales Load Imposed on Reinvested                None       None        None         None       None            None
Dividends (as a % of offering price)
Deferred Sales Load (as a % of the original             None       None        None         None       None            None
purchase price or redemption proceeds)
Redemption Fees (as a % of amount redeemed)             None       None        None         None       None            None
Exchange Fee (per exchange)                             None       None        None         None       None            None

Annual Portfolio Operating Expenses
(as a percentage of Average Net Assets)

Management Fees                                        .35%        .65%       1.00%         .50%       .10%           1.00%
Distribution Expense                                   .20%        .25%        .25%         .25%       None            .25%
Other Expenses (+after waiver and reimbursement)       .70%+       .55%        .82%         .84%      1.37%+           .88%
Total Portfolio Operating Expenses                    1.25%*      1.45%*      2.07%*       1.59%*     1.47%*          2.13%*

*Restated to reflect current fees and expenses

+The Adviser waived certain fees and reimbursed certain expenses. The ratio prior to reimbursement for the year ending June 30, 1997, for the Working Assets Money Market Portfolio and E[bullet]fund(R) are 1.39% and 1.47%, respectively.


 ................................................................................
Example: You would have paid the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period:

                                         1 Year   3 Years  5 Years   10 Years
                                         ------   -------  -------   --------
Working Assets Money Market Portfolio       $13     $40      $69       $151
E[bullet]fund(R)                             50     151      255        526
Citizens Income Portfolio                    15      46       79        174
Citizens Index Portfolio                     16      50       87        189
Citizens Emerging Growth Portfolio           21      65      111        240
Citizens Global Equity Portfolio             22      67      114        246

The example should not be considered a representation of past or future expenses or past or future return. Actual expenses and actual return may be greater or less than those included in the example above.

The example for the E[bullet]fund(R) includes the $35 annual fee for the Citizens Access Account.

Costs For Other Services

Returned checks (all portfolios) ...................................................................................$15.00
Returned Electronic Purchase/Payment - ACH (all portfolios).........................................................$10.00
Outgoing wire transfer (all portfolios).......$10.00 / International wire transfer (all portfolios).................$20.00
Incoming wire (all portfolios)........................................................................................Free
Two-day electronic payment - ACH (all portfolios).................................2 per month free / $0.50 each thereafter
Per check fee (excluding E[bullet]fund(R))..........................................................................$.50**
Stop payments (All portfolios)......................................................................................$10.00
Checkbooks (Working Assets & E[bullet]fund(R..............first 20 free / box of 200 checks $15.95 (E[bullet]fund(R) only)
ATM cost (E[bullet]fund(R) only)...........................................................$0.65 each /cash advance: $2.50
Annual fee for E[bullet]fund(R) ................................................................................... $35.00
Debit card replacement (Citizens Access Account) ...................................................................$10.00
Copies of statements, checks and tax forms..................................................................... $2.00 each
Below minimum $2,500.00 balance (excluding E[bullet]fund(R))............................................$3.00 each month**


**Effective December 1, 1997

The Talking Prospectus

Financial Highlights


                                   Per Share Data
               Income (Loss) From Investment Operations       Less Distributions

                                               Net Gains
                                               (Losses)
                  Net Asset                  on Securities                              Distributions
  Year              Value          Net           (both      Total from      Dividends     (from Net               Net Asset
 Ending         Beginning of     Income      Realized and   Investment      (from Net     Realized      Total    Value, End
June 30            Period        (Loss)       Unrealized)   Operations       Income)        Gain)   Distributions of Period

Working Assets Money Market Portfolio
1988                1.00          0.06           0.00          0.06         (0.06)          0.00       (0.06)      1.00
1989                1.00          0.08           0.00          0.08         (0.08)          0.00       (0.08)      1.00
1990                1.00          0.08           0.00          0.08         (0.08)          0.00       (0.08)      1.00
1991                1.00          0.07           0.00          0.07         (0.07)          0.00       (0.07)      1.00
1992                1.00          0.04           0.00          0.04         (0.04)          0.00       (0.04)      1.00
1993                1.00          0.02           0.00          0.02         (0.02)          0.00       (0.02)      1.00
1994                1.00          0.02           0.00          0.02         (0.02)          0.00       (0.02)      1.00
1995                1.00          0.04           0.00          0.04         (0.04)          0.00       (0.04)      1.00
1996                1.00          0.05           0.00          0.05         (0.05)          0.00       (0.05)      1.00
1997                1.00          0.04           0.00          0.04         (0.04)          0.00       (0.04)      1.00

E[bullet]fund(R)
1996(5)             1.00          0.06           0.00          0.06         (0.06)          0.00       (0.06)      1.00
1997                1.00          0.06           0.00          0.06         (0.06)          0.00       (0.06)      1.00

Citizens Income Portfolio
1992(1)            10.00          0.01           0.07          0.08         (0.01)          0.00       (0.01)     10.07
1993               10.07          0.46           0.54          1.00         (0.47)          0.00       (0.47)     10.60
1994               10.60          0.55          (0.54)         0.01         (0.55)         (0.02)      (0.57)     10.04
1995               10.04          0.65           0.36          1.01         (0.65)         (0.02)      (0.67)     10.38
1996               10.38          0.66          (0.10)         0.56         (0.66)          0.00       (0.66)     10.28
1997               10.28          0.67           0.28          0.95         (0.67)          0.00       (0.67)     10.56

Citizens Index Portfolio
1995(4)            10.00          0.01           0.93          0.94          0.00           0.00        0.00      10.94
1996               10.94          0.08           2.47          2.55         (0.03)         (0.05)      (0.08)     13.41
1997               13.41          0.00           4.78          4.78         (0.06)         (0.09)      (0.15)     18.04

Citizens Emerging Growth
1994(2)            10.00          0.01          (0.08)        (0.07)         0.00           0.00        0.00       9.93
1995                9.93          0.07           2.18          2.25         (0.09)         (0.22)      (0.31)     11.87
1996               11.87         (0.13)          4.72          4.59          0.00          (1.59)      (1.59)     14.87
1997               14.87         (0.16)          0.68          0.52          0.00          (1.25)      (1.25)     14.14

Citizens Global Equity Portfolio
1994(2)            10.00          0.01          (0.21)        (0.20)         0.00           0.00        0.00       9.80
1995                9.80         (0.01)          0.96          0.95          0.00          (0.06)      (0.06)     10.69
1996               10.69         (0.10)          1.43          1.33          0.00          (0.13)      (0.13)     11.89
1997               11.89         (0.07)          2.65          2.58          0.00           0.00        0.00      14.47

(1) Period from June 10, 1992 (commencement of operations)

(2) Period from February 8, 1994 (commencement of operations)

(3) Annualized

(4) Period from March 3, 1995 (commencement of operations)

(5) Period from July 1, 1995 (commencement of operations)

                                                        Citizens Trust
                                                Ratios And Supplemental Data

                                                          Ratio of                            Ratio of
                     Net                                 Expenses to      Ratio of           Net Income
                   Assets                Ratio of        Average Net     Net Income           (Loss) to
     Portfolio     End of                Expenses          Assets         (Loss) to          Average Net
     Turnover       Period              to Average        Prior to       Average Net       Assets Prior to       Total
       Rate      (in 000's)             Net Assets      Reimbursement      Assets           Reimbursement       Return

         NA         123,861               1.15%            1.15%           5.98%               5.98%           6.19%
         NA         166,285               1.13%            1.13%           7.74%               7.74%           8.02%
         NA         214,603               1.05%            1.05%           7.50%               7.50%           7.81%
         NA         243,194               1.02%            1.02%           6.47%               6.47%           6.67%
         NA         223,951               1.07%            1.07%           4.09%               4.09%           4.16%
         NA         152,625               1.11%            1.11%           2.41%               2.41%           2.43%
         NA         103,766               1.16%            1.16%           2.31%               2.31%           2.35%
         NA          97,611               1.16%            1.16%           4.39%               4.39%           4.51%
         NA          78,326               1.21%            1.21%           4.56%               4.56%           4.60%
         NA          85,179               1.27%            1.39%           4.23%               4.12%           4.30%

         NA          11,082               0.00%            1.55%           6.02%               4.64%           6.10%
         NA          20,702               0.10%            1.47%           5.76%               4.39%           5.90%

       0.00%          1,030               1.75%(3)          NA             4.38%(3)              NA            0.80%
      22.35%         12,601               1.42%            2.38%           4.98%               4.02%          10.08%
      52.62%         24,410               1.25%            2.01%           5.43%               4.68%           0.04%
      46.03%         30,122               1.35%            1.48%           6.47%               6.34%          10.45%
      41.36%         32,276               1.43%            1.48%           6.26%               6.21%           5.48%
      64.56%         33,230               1.47%            1.47%           6.44%               6.44%           9.57%

      64.95%        106,096               1.75%(3)          NA             0.98%(3)              NA            9.40%
       6.44%        136,980               1.82%            1.82%           0.68%               0.68%          23.41%
      18.64%        211,116               1.59%            1.59%           0.02%               0.02%          35.88%

      33.35%          3,754               1.89%(3)         3.81%(3)        0.63%(3)           (1.29%)(3)      (0.70%)
     231.30%         10,638               1.90%            2.93%           0.53%              (0.50%)         23.24%
     337.41%         36,409               2.10%            2.34%          (1.64%)             (1.88%)         42.43%
     228.66%         60,341               2.01%            2.01%          (1.32%)             (1.32%)          4.03%

       0.00%          5,639               2.50%(3)         3.16%(3)        0.25%(3)           (0.41%)(3)      (2.00%)
      22.10%          9,503               2.50%            2.99%           0.00%              (0.49%)          9.77%
      85.92%         15,595               2.72%            2.72%          (1.01%)             (1.01%)         12.52%
      69.34%         29,573               2.33%            2.33%          (0.70%)             (0.70%)         21.70%

The Talking Prospectus

             Auditor

       [Photo: Jim Mahoney]

A partner at the firm Tait, Weller
& Baker, Jim Mahoney has served as
the Trust's Certified Public
Accountant and Auditor since 1986.

"While I have learned that most
people do not share my fascination
with tables of numbers, I think
two columns from the `Financial
Highlights' table should be of
interest to any prospective
investor. They reflect the two
ways your shares can earn you
money. They are Net Income and Net
Asset Value. Your share of the
Trust's Net Income can be paid to
you in cash or be reinvested in
the Trust. In order to realize
your profits from increases in Net
Asset Value, you will need to sell
your shares."

About the "Financial Highlights" Table


The "Financial Highlights" on the preceding page are for the fiscal year ended June 30, 1997. The complete statements and our auditor's opinion on the condensed financial information for the most recent five years appear in the 1997 Annual Report to Shareholders for each of the portfolios and are part of this prospectus. For a copy of the Annual Report, please call the Trust's toll-free number. It contains a full discussion of each portfolio's performance.


How We Select Our Investments

Financially Sound

Citizens Trust has certain policies we consider fundamental, such as consistently applying both social and financial screens to all our investment decisions. This, together with each portfolio's investment objective and other technical investment policies described in the Statement of Additional Information, cannot be changed without the approval of a majority of the outstanding shares of each portfolio that would be affected by the change. In addition to the specific policies for each portfolio, we also have some general policies we use to manage all of our portfolios.

Socially Responsible

We are always seeking profitable investments for our shareholders. To find them, we favor companies which make good and useful products and have positive environmental, community and workplace records. We avoid companies which engage in discrimination or union busting; whose primary business is the manufacture of alcohol, tobacco, firearms or nuclear power; and those that use animals to test personal-care products or otherwise treat animals in an inhumane manner.

Additional Investment Policies

We try not to put all our eggs in one basket. This means that 75% of a portfolio's assets will never hold more than 5% of any one company. We do not invest more than 25% of the value of any one portfolio in one industry, with the exception of securities of U.S. government agencies or enterprises, or in our money market portfolios, domestic banks.

We believe Citizens Trust's role is to be a conscientious and alert investor, not a controlling manager; therefore, across all our portfolios, we will not accumulate more than 10% of the voting securities of any one company.

We sometimes purchase securities issued by companies that do not trade in the public market. To maintain a good investment balance, we will limit these and all other illiquid securities to a total of no more than 10% of each portfolio's assets.

Each of our portfolios may, from time to time, invest in money market securities such as the ones we use in our money market funds.

Each portfolio may temporarily borrow money from banks (and pledge its assets to secure such borrowing) to meet redemption requests, or for other purposes. We will keep this borrowing down to no more than 10% of the value of each portfolio's total assets and make no purchases while we have any outstanding loans.

Repurchase Agreements

To allow us to earn a return on surplus cash, we usually invest this cash overnight or for longer periods through an arrangement called a repurchase agreement, or "repo," with a financially strong company that is either a large stock broker or a substantial bank that is a member of the Federal Reserve. As additional security, we always require all vendors of repurchase agreements to set aside collateral in our name in the form of government securities equal to 102% of the value of any repurchase agreement. However, it is important to note that while repurchase agreements are a useful tool in managing the portfolio, they do have some greater risk than direct investing in securities. If a bank or stockbroker becomes bankrupt, or otherwise defaults after selling us a repurchase agreement, we may suffer some delay and expense in liquidating our collateral or have a loss of principal or interest. However, in any default, the resold securities are expected to provide collateral sufficient to cover the amount of the repurchase agreement, so we do not feel these risks outweigh the benefits of repurchase agreements.

Citizens Index Portfolio
Objective: A market weighted portfolio of 300 companies, with the objective of long-term capital appreciation (income from dividends will be similar to the income of the S&P 500).

The Citizens Index Portfolio is invested in 300 companies that make up the Citizens Index. We believe these companies best represent their industries. Approximately 200 of these are very large companies that also are included in the S&P 500. The others are companies selected in order to provide industry diversity, that we believe is essential to a sound investment program.

On a day-to-day basis, the portfolio is run by purchasing and holding common stock of all the companies in the Index in a percentage, as closely as possible, equal to each security's total market value divided by the total market value of all the companies in the Index. In addition, under normal circumstances the portfolio will usually hold a small amount of cash or money market instruments (no more than 5%) resulting from shareholder purchase and redemption activity as a provision for operating expenses. Holding this cash, together with the costs of operations, will prevent us from ever perfectly tracking the theoretical performance of the underlying Index. Payment of our operating expenses will reduce returns. Our small allocation to cash will improve returns when the market is heading down and hurt them when the market is moving up.

Companies will be deleted from the Index and divested from the portfolio if they fail our annual social responsibility review. If a company is removed, we will replace it with another company from the same industry which meets all social criteria. In addition, from time to time we may make other small changes in the Index to include, for example, exceptional companies, or to reflect changes in the composition of the S&P 500. We do not expect these changes to exceed 10% of the members of the Index on an annual basis.

Risk Factors

Like all stock funds, the Net Asset Value of the Citizens Index Portfolio will fluctuate based on market and economic conditions, or other factors that affect particular companies or industries.

We are always pleased to send interested investors a current list of the members of our Index.

Citizens Global Equity Portfolio

Objective: Holds U.S. and foreign stocks for capital appreciation. The world is changing rapidly, with new companies - and even new

           Citizens Trust

              Manager

          [Photo: Edwin Ek]

Portfolio manager for Citizens
Index Portfolio, EDWIN EK spent
eight years at Wilshire Associates
before joining the RhumbLine team
in October 1994. He oversees the
day-to-day operations of the
Citizens Index Portfolio.

"The Citizens Index Portfolio is
highly diversified, both by
industry and in the number of
individual companies. We think it
presents lower risk than a
portfolio with fewer holdings or
more industry concentration."

The Talking Prospectus

              Manager

      [Photo: Lilia Clemente]

LILIA CLEMENTE is the Chairman of
Clemente Capital, Inc., the lead
member of the team which manages
the Citizens Global Equity
Portfolio:

"As a person who was born in the
Philippines and who has traveled
throughout the world as a global
investor, I believe global
investment offers an opportunity
to reduce risk and increase
returns by linking security and
prosperity to the performance of
an array of markets and companies,
instead of concentrating only in
the U.S. "


Laura Povost is the lead manager
of the team that manages our money
market funds. She joined Citizens
Advisers in 1997. Previously, she
was a portfolio manager with John
Hancock Mutual Funds.


countries - being created every year. We expect that tremendous value will be created and earned by those companies and by investors who are successful at understanding these new markets. In the Citizens Global Equity Portfolio, we invest primarily in common stocks of both U.S. domestic and foreign companies. We seek companies with growing sustainable earnings, innovative products, services and business strategies, revised corporate strategies, or beneficiaries of political or economic conditions. We plan to allocate more than half our assets to foreign markets, in most circumstances in a minimum of three countries. From time to time, we also may buy other securities, such as convertible or preferred stocks and short-term debt securities.

Risk Factors

You should be aware of the potential risks of investing outside of the United States. Foreign stock markets are generally less efficient and more volatile than those in the United States. This creates opportunities, but also risk. Settlement and trading costs are generally higher on foreign exchanges than in the U.S. The economies and governments of some countries that the portfolio may invest in may be less mature and stable than those of the U.S., and when political or economic changes occur, there can be an adverse impact on the portfolio. This includes exchange control regulation, expropriation, confiscatory taxation and political or social instability. The risks of investing in emerging market countries are even greater, and can involve risk of higher inflation, high sensitivity to commodity prices and economic dependence on few industries - or government-owned industries.

To moderate these risks and gain potential benefits, we use a number of investment techniques. One of these is country selection. We restrict our investments in riskier emerging nations (such as Argentina or Singapore) to no more than 25% of the assets of Citizens Global Equity Portfolio.

When we invest in foreign exchanges we buy securities in the currency of the local country. Often the local currency will fluctuate against the dollar. To moderate this risk we sometimes use currency "hedging." We do this by entering into arrangements to buy or sell a particular currency, security, or securities index for a stated value against the dollar at a given time. While there is a cost involved in hedging, as well as a risk that our hedging strategy may not work and will add cost or reduce our potential gains, we still think hedging can be a valuable tool.

The E[bullet]fund(R) and the Working Assets Money Market Portfolio

Objective: Current income consistent with safety and liquidity.

These are good vehicles for short-term cash management and for investors who need stability of principal. Checking services are available.

In our money market portfolios, we only invest in short-term money market instruments (short-term debt issued by branches of the government, corporations, banks or other financial institutions) that we believe present minimal risk, and we maintain a weighted average maturity of 90 days or less for the portfolio as a whole.

U.S. Government Securities

When we look at government securities, we only buy those that are issued or guaranteed, as to both interest and principal, by agencies or other enterprises of the United States government.

Citizens Trust

Commercial Paper

We will also buy high quality "commercial paper," which is short-term debt issued by well-established corporations. One hundred percent of this short-term debt must be rated A-1 by Standard & Poor's Corporation or have a comparably high rating by another nationally-recognized rating service. If a security is rated only by one agency, it must be rated in one of the two highest ratings by that agency. If a security is not rated, it must be as good as A-1 in our judgment. We also use our own research and experience to help assure our money market securities have only a minimal credit risk.

Other types of debt that offer us a yield advantage are sometimes issued by banks. These include certificates of deposit, time deposits and bankers' acceptances of U.S. banks or thrift institutions.



Risk Factors

The shares of the E[bullet]fund(R) and the Working Assets Money Market Portfolio are neither insured nor guaranteed by the U.S. government, and there is no assurance that either portfolio will be able to maintain a stable Net Asset Value of $1.00 per share, despite our care and caution.

Citizens Income Portfolio

Objective: To generate current income and pay a dividend every month.
Citizens Income Portfolio is similar to the money market portfolios in that it lends money to the agencies and enterprises of the government and to companies in exchange for interest payments. However, unlike the money market portfolio (which only makes short-term loans), the Income Portfolio invests most of its money in bonds or mortgages that are due within two to 30 years, although at times it will hold short-term securities as well. Our average maturity in the Citizens Income Portfolio is usually between five and 15 years. By committing money for this longer period, we generally can earn higher interest than in the money market portfolios.

At least 65% of Citizens Income Portfolio's assets are invested in securities rated "investment grade" (BBB or above). Up to 35% may be invested in bonds or other debt instruments rated as below investment grades. Although bonds rated below BBB are considered speculative (and are referred to as "junk bonds") and therefore add risk, we believe by limiting the overall portfolio exposure to a maximum level of 35%, the higher yield usually available in these securities can benefit the portfolio and more than compensate for the greater risk.

Occasionally, we buy securities that are not rated. In these cases, the security must be of comparable quality, in our judgment, to the rated securities we buy for the applicable portfolio.

In our Statement of Additional Information, we give more detailed information about each rating agency and its system of ratings.

Risk Factors

Bond prices, like stock prices, go up and down in value. These market price fluctuations will be reflected in the value of the Citizens Income Portfolio. When interest rates rise, the market value of our Income Portfolio will decline, and when interest rates fall, the market value of our Income Portfolio will rise.

              Manager

       [Photo: Gail Seneca]

The managing partner of our
sub-adviser, GMG/Seneca Capital
Management, L.P. , GAIL SENECA is
the primary manager of the
Citizens Income Portfolio.

"Since our goal is to achieve a
reliable stream of monthly income,
we analyze carefully the credit
quality of the debt we purchase."

The Talking Prospectus


              Manager

       [Photo: Rick Little]

Part of the team that manages the
Citizens Emerging Growth
Portfolio, RICK LITTLE has worked
in the investment field for 24
years. He has been with GMG/Seneca
Capital Management, LP., since its
inception in 1990 and was
previously a senior vice president
at NatWest Securities. He explains
the investment approach used to
manage the Emerging Growth
Portfolio:

"We are looking to build a
portfolio of companies that have
special characteristics, and
therefore have the ability to grow
in their sales and earnings at a
rapid rate. These are the
companies we hope can become `the
next Microsoft,' developing new
and innovative products and
services."

Citizens Emerging Growth Portfolio

Objective: Aggressive growth through investment in small- and medium-sized companies.

Our Citizens Emerging Growth Portfolio looks for aggressive gains with long-term investing in mid-cap companies. During normal market conditions, at least 65% of this portfolio's assets will be invested in the common or preferred stock of companies that average at least $2 billion in market capitalization.

Risk Factors

While many of these companies will have strong businesses, some will still be unseasoned and therefore may have some speculative characteristics. Investing in smaller companies is a long-term process with the potential for significant gains. However, the value of this portfolio can have significant fluctuation because smaller companies have unique risks. They may be dependent on individual managers or have a harder time obtaining financing and market share. Further, their shares are more volatile and thinly traded. To moderate this risk we plan typically to hold between 30 and 50 companies in the portfolio.

Since most of the companies we will purchase for the Citizens Emerging Growth Portfolio are relatively new, we don't expect much, if any, dividend income. At times we may also buy short-term fixed-income securities for the portfolio.

Organization and Management of the Trust

Citizens Investment Trust began November 24, 1982. Today, it's affectionately known as Citizens Trust. We are a Massachusetts business trust and an open-end investment company registered under the Investment Company Act of 1940 as a diversified management company. The Trust is also a "series" company, which means we can have several portfolios, each with its own investment objective, assets, and liabilities. The Trust is supervised by a board of trustees.


In order to manage the Trust on a day-to-day basis, we have signed a Management Agreement with our investment adviser, Citizens Advisers, with offices at One Harbour Place, Portsmouth, NH 03801. Citizens Advisers has managed the Trust's assets since the Trust's inception.


Citizens Advisers and its wholly-owned subsidiary, Citizens Securities, are both California corporations. Sophia Collier is the 60% owner. Fellow shareholders are three brothers, John P. Dunfey, Robert J. Dunfey, Sr. and Gerald F. Dunfey, who own 12% each, and William B. Hart, who owns 4%.

The Role of Investment Adviser
Our investment adviser's job is to determine which companies meet the Trust's investment criteria and will be carried on our "Approved List." To assist with portfolio management, they have retained at their own expense these sub-advisers.

GMG/Seneca Capital Management, L.P.


Our sub-adviser for the Citizens Income and Emerging Growth Portfolios, GMG/Seneca Capital Management L.P., is a registered investment adviser established in 1990. It is a wholly-owned subsidiary of GMG Capital Management, LLC, which manages over $3 billion from its offices at 909 Montgomery Street, San Francisco, CA. Organized as a California limited

                                                                  Citizens Trust


partnership, GMG/Seneca Capital Management, L.P. has two general partners, Gail Seneca and Genesis Merchant Group, L.P., an Illinois Limited Partnership. Genesis Merchant Group, in turn, has three general partners: William K. Weinstein, Gail Seneca and Philip C. Stapleton. Prior to starting GMG/Seneca, Gail was employed by Wells Fargo Bank as a senior investment officer.


Clemente Capital, Inc.

Our sub-adviser for the Citizens Global Equity Portfolio, Clemente Capital, Inc., is a registered investment adviser organized in 1979. It is majority owned by Lilia Clemente with 61.15%; Wilmington Trust of Wilmington, DE, with 24%; and Diaz-Verson Capital Investments, Inc. of Columbus, GA, with 14.85%. Clemente also manages the First Philippine and Clemente Global Growth Funds, two closed-end funds traded on the New York Stock Exchange. Its headquarters are at Carnegie Hall Tower, 152 West 57th Street, New York, NY.

RhumbLine Advisers, Inc.

The Citizens Index Portfolio is sub-advised by RhumbLine Advisers, a registered investment adviser established in 1990 with offices at 30 Rowes Wharf, Boston, MA. RhumbLine is owned in excess of 97% by J.D. Nelson, who is also an interested trustee of the Trust.

Citizens Advisers also provides administrative services and acts as the Trust's distributor through its subsidiary, Citizens Securities.

Citizens Trust's Management Agreement
Citizens Trust's Management Agreement with Citizens Advisers specifies fees as follows (based on average annual net assets of the respective portfolios):


                                               TRUST           ADVISER
                                               PAYS            PAYS
PORTFOLIO                                      ADVISER         SUB-ADVISER

Working Assets
Money Market Portfolio                           .35%               -
E[bullet]fund(R) Money Market Portfolio          .10%               -
Income Portfolio                                 .65%             .17%
Index Portfolio                                  .50%             .10%
Emerging Growth Portfolio                       1.00%             .35%
Global Equity Portfolio                         1.00%             .35%

Citizens Advisers also has a separate administrative contract for providing general administrative services, shareholder servicing and sub-accounting, telephone services and services related to the organization of a portfolio's federal and state regulatory filings. The fees paid by the Trust under this contract are set by the Trustees based upon the services required. Citizens Advisers will sometimes contract to have specialized services provided by third parties, such as investment advisers for pension funds or other institutions which maintain omnibus accounts with the Trust. Under the administrative contract for the year ending June 30, 1997, we paid $1,711,524 to Citizens Advisers for its administrative services.


The individual portfolios pay all expenses not expressly assumed by Citizens Advisers. These include interest, taxes, audit and legal fees, custodian and transfer agent charges, shareholder service and administration, insurance premiums, cost of registering shares under federal and state laws, dues and any litigation costs, as well as the cost of typesetting, print-

The Talking Prospectus

Voting Rights

Our shareholders are entitled to
one vote for each full share owned
and a fractional vote for
fractional shares. Shares of each
portfolio generally vote
separately on matters that only
concern that portfolio. However,
all shareholders of the Trust vote
together on the selection of
trustees and other matters as
required by the Investment Company
Act of 1940, as amended. The
holders of shares have no
preemptive, conversion or
subscription rights, and voting
rights are not cumulative. To save
money, we do not hold annual
meetings. However, a meeting may
be called by our trustees or at
the request of 10% of the Trust
shares. We will assist
shareholders in communicating with
one another to arrange such a
meeting.

ing and distributing shareholder reports and prospectuses sent to shareholders. When a cost is shared by several portfolios, the staff at Citizens Advisers will allocate the expense in a reasonable manner under the supervision of the board of trustees.

For the Working Assets Money Market Portfolio and Citizens Income Portfolio, Citizens Advisers has agreed to reimburse the Trust if the costs to be borne by the portfolios exceed a specified limit in the ordinary course of business. Please see the Statement of Additional Information for a full description.

12b-1 Fees

Citizens Trust has a 12b-1 plan which allows us to reimburse Citizens Securities and other distributors of the Trust's shares for sales-related costs. These costs include the printing of prospectuses and reports not sent to current shareholders, as well as other sales material, advertising and salaries for salespeople and other personnel. We will also pay commissions to outside brokers or service organizations for similar services.


AMOUNTS PAID FISCAL YEAR ENDED JUNE 30, 1997:
Working Assets Money Market                              $162,353
E[bullet]fund(R)                                             none
Income Portfolio                                           83,851
Index Portfolio                                           414,701
Emerging Growth Portfolio                                 125,797
Global Equity Portfolio                                    51,646


Sometimes Citizens Securities makes additional promotional expenditures that are not reimbursed by the 12b-1 plan, such as expense reimbursements to non-dealers for meetings, advertising and other valid promotional purposes.

How to Purchase and Redeem Shares

How to Buy Shares

It's easy to buy shares in Citizens Trust portfolios. Just fill out an application and send in your payment by check, wire transfer, exchange from another portfolio or through arrangement with your investment dealer.

All checks must be made payable to Citizens Trust. Foreign checks drawn off of U.S. dollars are accepted but must be held in escrow for 20 days.


Shares in the E[bullet]fund(R) or Working Assets Money Market Portfolio cost $1.00 per share. For all other portfolios, your cost will be the Net Asset Value next determined after your payment is received. You can purchase both full and fractional shares, which will be rounded to the nearest 1/1000th of a share. If your check is returned for any reason, you will be assessed a fee of $15.00.


The E[bullet]fund(R) is open only to clients of the Citizens Access Account. Many shareholders take advantage of the "E" in the E[bullet]fund(R) by investing electronically either by direct payroll deposit or through another automated deposit program. This is a safe and easy way to go.

Investment Minimums

We encourage every investor to make a minimum investment of $2,500 ($1,000 for the E[bullet]fund(R)) per portfolio. Shareholders who sign up for our Automatic Investment Plan can start with an investment balance as low as $250, with an automatic investment of $50.00 per month (except the E[bullet]fund(R), which always requires a $1,000 minimum).

Citizens Trust

Automatic Investment Plan

To enroll in our Automatic Investment Plan, simply check off that box on the account application and provide us with your bank information and the amount and frequency of your investment into your chosen portfolio. We will do the rest.

Payroll Deduction

Setting up direct payroll deposit is very easy. We will send you a form including the necessary information and steps to follow. Simply complete and sign the form, then give it to your payroll administrator for processing. If you or your payroll administrator have any questions, please call our shareholder service department.


Funds will be deposited into your account using the Electronic Funds Transfer System. We will provide the account number. Your payroll department will let you know the date of the pay period when your investment begins. Excepting the E[bullet]fund(R), if your account falls below $2,500 per portfolio, you will be assessed a monthly fee of $3.00 until you bring your balance back up over $2,500. If you do not bring your balance up to the minimum, we may close your account by sending you a check for your balance.


How to Redeem Shares

We offer you several convenient ways to redeem your shares in any of the Citizens Trust Portfolios.

Call Us

We have a Telephone Exchange and Redemption option on your account application. Under this option you can call us and tell us how much you want us to redeem. Depending upon your instructions, we will then deposit your redemption into another Citizens Trust Portfolio account, mail you a check or electronically transfer your redemption to your pre-designated account. One-day wired funds cost $10, or we offer two-day service via the Automated Clearing House (ACH). You will earn dividends up to and including the date when we receive your redemption request.

If you do select the Telephone Exchange and Redemption option, you should be aware that it may increase the risk of error or of an unauthorized party gaining access to your account. To keep these problems to a minimum, we record all telephone calls. But please remember, neither the Trust, our Adviser nor our Transfer Agent will be responsible if we properly act on telephone instructions we reasonably believe to be genuine. Normally, we will send you your redemption on the next business day after we receive your request.

Write a Check


When you open an account in the E[bullet]fund(R) or Working Assets Money Market Portfolio, we will send you a free starter book of 20 checks. E[bullet]fund(R) shareholders will receive an order form to purchase additional checks ($15.95 for 200 checks). Shareholders in Working Assets Money Market Portfolio can request additional books of 20 free checks. Although these checks are payable through a banking agent of Citizens Trust, your account is not FDIC insured, and your shares are subject to fluctuations in value. You may write a check for any amount. There is a .50 fee per check in the Working Assets Money Market portfolio. There will be a $15.00 charge for any checks returned for any reason. Remember, if you attempt to draw off of escrowed shares, your


              Manager

    [Photo: Azie Taylor Morton]

Azie Taylor Morton, chair of the
Audit Committee, explains the
Trust's relationship with its
advisers.

"One of the Trust's most important
contracts is our Management
Agreement with Citizens Advisers.
It states that Citizens Advisers
has authority to manage our
portfolios and will provide all
necessary office space,
facilities, equipment and
personnel to do so."

Transfer Agent:
PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, DE 19809

Dividend Paying Agent:
PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, DE 19809

Phone: 800-223-7010

The Talking Prospectus

Use the E[bullet]fund(R)
Debit Card:

The E[bullet]fund(R) serves as a
transaction account for holders of
the Citizens Access Account and is
available through the Fund's
distributor, Citizens Securities.
Shareholders who use this account
may request an optional debit card
and use it to redeem shares for
cash at ATM machines or to make
purchases at any merchant who
accepts the debit card.

----------------------------------
Common Transactions That Require
Signature Guarantees:

[bullet] Written request for
         redemption

[bullet] Changing your account
         title in any way

[bullet] Authorizing a telephone
         transaction for the first
         time

[bullet] Changing your
         predesignated wire or ACH
         instructions

[bullet] Establishing or modifying
         a systematic withdrawal
         plan

[bullet] Exchanges between
         accounts which do not
         have identical titles

Eligible Guarantors:

[bullet] Commercial Bank

[bullet] Trust Company

[bullet] Savings Associations

[bullet] Credit Unions

[bullet] Members of domestic stock
         exchange

Note:    Notaries public are not
         eligible guarantors.

----------------------------------


check may be returned for uncollected funds. We reserve the right to refuse any order to purchase shares in the E[bullet]fund(R) from any shareholder who makes more than 35 withdrawals (other than debit card purchases) from the E[bullet]fund(R) per month.


Written Request for Redemption

If you do not use Telephone Exchange and Redemption, you can still redeem your shares at any time, although the process will take longer. Send us a written request together with a signature guarantee. We may require further documentation from corporations, fiduciaries, pension plans and/or institutional investors.

Redeem Your Shares in Person

Investors may also redeem their shares through Citizens Securities or through participating broker-dealers (who may charge a fee for this service). Certain broker-dealers may have arrangements with the Trust that permit them to order redemption of shares by telephone or facsimile transmission. However, in rare cases, payments for the redemption of non-money market accounts may take up to five business days.

We also reserve the right to hold your redemption proceeds for up to seven business days when you redeem any investments that have been made by check, or up to five business days for an ACH transfer. Therefore, if you need your redemption proceeds within seven business days of your purchase, please invest by wire.

Shareholder Services and Policies

Exchange Privilege

Since people's investment needs change over time, we provide for easy exchanges among our portfolios at no charge. You may make an exchange at any time and to any portfolio. Just call us or write to us with your request.

Systematic Withdrawal Plan

You can send us a written request to automatically redeem a portion of your shares and make a regular monthly, quarterly or annual payment on your behalf.

Making a Change in Your Account

After your account is set up, you may want to make a change in one of the options or in the account title. We are pleased to assist, but to protect both you and Citizens Trust from fraud, we may require a signature guarantee from all registered owners of the accounts.

Tax-Sheltered Retirement Plans

Our distributor, Citizens Securities, has arranged for shareholders to have access to qualified Individual Retirement Accounts (IRAs) and 403(b) plans (non-profit employees). Our portfolios are also suitable for other types of retirement plans as well.

Citizens Trust

Dividends, Distributions and Taxes

Unless you give us other instructions, we will automatically reinvest your dividends and distributions at the Net Asset Value, calculated on the dividend's payable date.

We can also pay your dividends and distributions to you by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement. Payments of dividends and distribution of capital gains, if any, are declared and paid on the following schedule:

                                    DIVIDEND             CAPITAL GAINS PAID
                              Declared      Paid       Long-term    Short-term
E[bullet]fund(R)                Daily      Monthly       None          None
Working Assets
  Money Market Portfolio        Daily      Monthly       None          None
Citizens Income Portfolio      Monthly     Monthly     Annually      Annually
Citizens Emerging
  Growth Portfolio            Annually    Annually     Annually      Annually
Citizens Index Portfolio      Annually    Annually     Annually      Annually
Citizens Global Equity
  Portfolio                   Annually    Annually     Annually      Annually


How We Report Yields


There are a number of ways of reporting performance, and we'll walk you through each one we use; when you look at any mutual fund, remember, actual mileage may vary.

Every business day, the Working Assets Money Market Portfolio and the E[bullet]fund(R) quote both a "7-day yield" and a "7-day effective yield." To calculate the 7-day yield, we take our Net Investment Income per share for the most recent 7 days, annualize it and then divide by the Net Asset Value per share (expected always to be $1.00) to get a percentage. The "Effective Yield" assumes you have reinvested your dividends.


Citizens Income Portfolio's Yield

To calculate yield, we start with Net Investment Income per share for the most recent 30 days and divide it by the maximum offering price per share on the 30th day, then annualize the result assuming a semi-annual compounding.


Total Return and Other Quotations

For all portfolios except the money markets, we start with the total number of shares you can buy for $1,000 at the beginning of the period. We then add all the additional shares you would have purchased within the period with reinvested dividends and distributions (this takes into account the portfolio's income, if any). Finally, we multiply the number of these shares by the Net Asset Value on the last day of the period and divide the result by the initial $1,000 investment to see our percentage gain or loss. For periods of more than one year, we adjust the cumulative Total Return to get an average annual Total Return.

Valuation of Shares


To calculate our Net Asset Value, we add up the total assets of the portfolio, subtract all liabilities, then divide by the number of shares outstanding. To value money market securities, we use an accounting system called the amortized cost method. This system is described in the Statement of Additional Information.


Mailing and
Wiring Instructions

Regular U.S. Mail:
Please use the business reply
envelope provided with this
Prospectus, or mail to:
Citizens Trust
c/o PFPC Inc.
PO Box 8962
Wilmington, DE
19899-8962

Our Wiring Address:
Instructions:
PNC Bank, N.A.
Philadelphia, PA
ABA#: 031000053
For Further Credit
A/C# 86-1030-3646
Shareholder
name/acct. number


Overnight Delivery Package
(i.e. Federal Express, UPS,
Airborne Express etc.):
No U.S. mail, please.
Send to:
Citizens Trust
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, DE 19809

Phone: 800-223-7010

Please send overnight delivery
packages only to this address.
Regular U.S. Mail will not be
accepted at this address and may
be returned to you.

The Talking Prospectus


From the President: "There are
many ways of reporting mutual fund
performance. It's no wonder
investors can become confused.
Remember: When you look at mutual
fund quotations, you are looking
at history - how the fund did in
the past. And, as Jim Mahoney said
at the front of this prospectus,
there are only two ways you can
make money from your investment:
through an increase in Net Asset
Value or through `Net Income.'
These two elements are the
building blocks of all performance
calculations." -Sophia Collier


[Logo: Citizens Trust]
[Recycle symbol]

Printed on recycled paper with
soy-based ink.

(C)1997 Citizens Securities


Working Assets is a registered
trademark of Working Assets
Funding Service. Used under
license. The Talking Prospectus is
a trademark of Citizens
Securities.

In our non-money market portfolios, we value our holdings at the most recent closing price or, if there is no closing sale price, halfway between the bid and asked price. If no market quotation is available for a given security, our adviser will fairly value that security in good faith. Securities maturing within 60 days normally are valued at amortized cost, which approximates market value.

From time to time, we may compare the investment results of our portfolios to unmanaged market indices, and other data and rankings from recognized independent publishers.

Tax Matters

The dividends you have earned are taxable to you as dividends (unless, of course, you are otherwise not subject to taxes). Remember, the exchange of shares is treated as a sale, and any exchanging shareholder may, therefore, realize a taxable gain or loss. You may also be subject to state and local taxes on dividends and distributions from the Trust. Please consult your own tax adviser. We will send you a complete statement each January as to the federal tax status of dividends and distributions paid by each portfolio during the previous calendar year.

We do not expect the Trust itself to pay any federal income or excise taxes, because each year we expect to qualify each portfolio as a separate regulated investment company under the Internal Revenue Code. To do this, the portfolio must meet certain income, distribution and diversification requirements, such as distributing all of the portfolio's Net Investment Income and realized capital gains to shareholders in a timely manner.

Trustee Profiles


Azie Taylor Morton, chair of the board of trustees, operates an investment management firm and was the 36th Treasurer of the United States.

William D. Glenn II is the executive director of Continuum HIV Day Services in San Francisco.

*Sophia Collier is the Trust's president and principal owner of our investment adviser, Citizens Adviser.

Lokelani Devone is assistant general counsel at DFS Group Limited, an international retail business group.

Juliana Eades is the executive director of the New Hampshire Community Loan Fund, one of the country's oldest local community economic development institutions.

*J.D. Nelson is the chief executive officer of RhumbLine Advisers, an investment advisory firm specializing in institutional and pension assets.

Ada Sanchez is director of the Public Service and Social Change Program at Hampshire College.


*INTERESTED PERSON (INSIDE TRUSTEE)

                       Statement of Additional Information


                                 October 3, 1997



           This Statement is not a prospectus and should be read in conjunction with the Prospectus dated October 3, 1997, as may be amended from time to time. A copy of the current Prospectus can be obtained by calling (800) 223-7010, or by writing Citizens Investment Trust (hereafter Citizens Trust), One Harbour Place, Portsmouth, NH 03801. This Statement and the Citizens Trust Prospectus may be supplemented from time to time.


                            Citizens Investment Trust

                                E[bullet]fund(R)
                      Working Assets Money Market Portfolio
                            Citizens Income Portfolio
                       Citizens Emerging Growth Portfolio
                        Citizens Global Equity Portfolio
                            Citizens Index Portfolio

--------------------------------------------------------------------------------
         Table of Contents                                              Page

         The Fund                                                        2
         Investment Objectives and Policies                              2
         Other Investment Techniques                                     7
         Factors that Affect the Value of Our Investments                9
         Turnover and Portfolio Transactions                             9
         The Value of Our Shares                                        11
         Information About Our Yield and Total Return                   12
         Dividends and Distributions                                    15
         Federal Taxes                                                  16
         Redemption Information                                         18
         Trustees and Officers                                          19
         Additional Information Regarding Citizens Advisers             21
         Investment Advisory and Other Services                         21
         Additional Information                                         24
         Voting Rights                                                  25
         Shareholder and Trustee Liability                              26
         Custodian                                                      26
         Auditors                                                       26
         Legal Counsel                                                  26
         Proposed Reorganization                                        27
         Financial Statements                                           27
         Appendix: Description of Ratings                               28

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund


       Citizens Investment Trust (the "Fund" or "Citizens Trust") presently consists of six separate portfolios: Working Assets Money Market Portfolio (inception date 8/30/83), Citizens Income Portfolio (inception date 6/10/92), Citizens Emerging Growth Portfolio (inception date 2/8/94), Citizens Global Equity Portfolio (inception date 2/8/94), Citizens Index Portfolio (inception date 3/3/95), and the E[bullet]fund(R) (inception date 7/1/95). On May 28, 1992 the Fund, which had operated as a money market fund since 1983, changed its name from Working Assets Money Fund to Working Assets Common Holdings. On October 5, 1995 the Fund changed its name from Working Assets Common Holdings to Citizens Investment Trust.

       This Statement of Additional Information relates to all six portfolios; with respect to the Working Assets Money Market Portfolio and the Citizens Index Portfolio, it relates only to the retail class of shares.


--------------------------------------------------------------------------------
Investment Objectives and Policies

       The following are fundamental investment policies followed by each of the current portfolios of the Fund (each a "Portfolio," and collectively, the "Portfolios") which supplement those listed in the Prospectus. Any policy identified as a fundamental investment policy of a Portfolio may be amended only with approval of the holders of a majority of the outstanding shares of that Portfolio as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

       Each Portfolio:

       1. May not buy the securities of any company if the Portfolio would then own more than 10% of the total value of all of the company's outstanding voting securities, or if the Fund as a whole would then own more than 10% of the total value of all of the company's outstanding voting securities. A Portfolio may not concentrate its investments by buying the securities of companies in any one industry if more than 25% of the value of total assets would then be invested in that industry; however, obligations issued or guaranteed by the U. S. Government, its agencies and instrumentalities, and obligations of domestic branches of domestic banks, are not included in this limit.

       2. Will not invest in limited partnerships, including those which own commodities, real estate and oil, gas and mineral leases.

       3. May not make loans other than pursuant to repurchase agreements. When we buy money market instruments or loan participation interests, we are investing, not making a loan.

       4. May not invest for the purpose of exercising control or management of other companies.

       5. May not buy or continue to hold securities if our Trustees, officers or the Directors or officers of Citizens Advisers, Inc. (the "Adviser") own more than certain limits of these securities. If all of these people who own more than 1/2 of 1% of the shares of a company together own more than 5% of the company's shares, we cannot buy, or continue to own, that company's shares.

       6. May not participate with others on a joint, or a joint and several, basis in any trading account in any securities.

       7. May not underwrite securities, which means we may not sell securities for others.

       8. May borrow only under special circumstances. We do not normally borrow money, but for temporary purposes a Portfolio may borrow from banks up to 10% of the Portfolio's total assets. If we borrow, we can pledge our assets up to the amount borrowed. A Portfolio cannot borrow to purchase securities or to increase its income, but can borrow to pay for shares being redeemed so that we do not have to sell securities we do not want to sell. Thus, a Portfolio will not purchase any securities while the Portfolio has borrowings above 5% of assets outstanding. The interest paid on our borrowings would reduce our net income.

       9. Subject to the provisions of our Declaration of Trust which provides that we may issue several classes of shares in any one portfolio, we may not issue senior securities. We may not issue securities that have priority over others in dividends, redemption rights, or have other privileges. We must limit our involvement in "illiquid instruments," that is, repurchase agreements that have a term of more than seven days, and securities that have restrictions on resale or lack readily available market quotations, to 10% of the total value of a Portfolio's net assets and we will buy no such securities for a Portfolio unless the assets in the Portfolio exceed $10 million at the time of purchase. Private Placements which may be traded pursuant to Rule 144A under the Securities Act of 1933 will not be subject to these limitations, if our Board of Trustees finds that a liquid trading market exists for these securities. Our Trustees will review on an ongoing basis any determination by the Adviser to treat a restricted security as a liquid security, including the Adviser's assessment of current trading activity and the availability of reliable price information. In determining whether a privately placed security is properly considered a liquid security, the Adviser and our Trustees will take into account the following factors: (i) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); (ii) dealer undertakings to make a market in the security; and (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers. To the extent the Portfolio invests in restricted securities that are deemed liquid, the general level of illiquidity in the Portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts. Acquisitions of such liquid restricted securities will be made from a list approved by our Trustees.

       10. There is a limit on a Portfolio's ability to loan portfolio securities. If a Portfolio loans securities, then it must maintain collateral at 100% of the value of the securities and any collateral must be marketable on an exchange.

       The following is a fundamental policy for Working Assets Money Market Portfolio, the E[bullet]fund(R), Citizens Income Portfolio, Citizens Global Equity Portfolio and Citizens Index Portfolio and does not apply to the Citizens Emerging Growth Portfolio.

       A Portfolio may place only 5% of its total assets in companies which have been in operation, including operations of predecessors, for less than three years.

       As a general policy, none of the Portfolios will invest in real estate assets or interests therein, excluding readily marketable securities.

       If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in values or assets will not constitute a violation of that restriction.

--------------------------------------------------------------------------------

The Portfolios

       The following discussion elaborates on the description of each Portfolio's investment objectives and policies as contained in the Prospectus, including any fundamental investment policies of a Portfolio that supplement the fundamental policies of the Portfolios in the Prospectus.

       Working Assets Money Market Portfolio and the E[bullet]fund(R)
       The Working Assets Money Market Portfolio and the E[bullet]fund(R), as a fundamental investment policy of each Portfolio, may not buy any securities other than money market securities. Thus, each Portfolio cannot buy any commodities or commodity futures contracts, any mineral programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations of these. Neither of the Portfolios may buy real estate, or real estate loans, but each Portfolio may buy money market securities even though the issuer invests in real estate or interests in real estate.

       The following are also the present policies of each Portfolio, but may be changed by our Trustees without a vote of the shareholders of the Portfolios:

       1. Each Portfolio may invest in variable amount master demand notes, which are obligations that permit us to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between us and the borrower, subject to the 10% limitation referred to in paragraph 3 below. The interest rates and amounts involved may change daily. We have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount; and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between us and the borrower, they generally will not be traded and there is no active secondary market for these notes. However, they are redeemable on demand, and thus immediately repayable by the borrower, at face value plus accrued interest at any time. Our right to redeem is dependent on the borrower's ability to pay principal and interest on demand. Accordingly, our Adviser will consider and continuously monitor the earning power, cash flow and other liquidity ratios of the borrower to assess its ability to meet its obligations on demand. We will invest in these notes only if the Board of Trustees or its designee determines that they present minimal credit risks and are of comparable quality to commercial paper having the highest rating of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Services ("Standard & Poor's").

       2. Each Portfolio may not invest more than 10% of its assets in time deposits maturing in more than two business days but less than seven business days.

       3. Each Portfolio will not enter into a repurchase agreement if it would cause more than 10% of its assets to be subject to repurchase agreements having a maturity of more than seven days; included in this 10% limitation would be any illiquid securities (as described below). See "Other Investment Techniques--Money Market Instruments and Repurchase Agreements."

       4. Each Portfolio will not invest more than 10% of its net assets in illiquid securities. Generally an illiquid security is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Portfolio has valued the instrument. Subject to this limitation, our Trustees have authorized the Portfolio to invest in restricted securities, specifically privately placed commercial paper, where such investment is consistent with each Portfolio's investment objective, and has authorized such securities to be considered to be liquid to the extent the Adviser determines that there is a liquid institutional or other daily market for such securities. For example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and for which a liquid institutional market has developed may be considered to be liquid securities. See the discussion relating to the purchase of illiquid securities in the section regarding the fundamental investment policies of the Portfolios under "Investment Objectives and Policies" above.

       5. The E[bullet]fund(R) will not invest more than 5% of its assets in variable rate securities.

       Each Portfolio may not sell short or buy on margin and may not write put or call options.

       Portfolio Quality and Required Maturities. Because the Working Assets Money Market Portfolio and the E[bullet]fund(R) each uses the amortized cost method of valuation (see "The Value of Our Shares"), a Portfolio will not purchase any instruments with a remaining maturity of more than 397 days (13 months), except for certain exceptions permitted by rules under the 1940 Act. Obligations of U.S. Government agencies and instrumentalities which have a variable rate of interest which is adjusted no less frequently than every 762 days are considered to have a maturity equal to the period remaining until the next adjustment date. A variable rate instrument which permits us to demand payment of the principal amount of the instrument at any time or at specified intervals of no more than 397 days (13 months), on no more than 30 days notice, is deemed to have a maturity of the longer of the period remaining until the interest rate is adjusted or the period remaining until the principal amount will be paid to us on demand. A variable rate instrument maturing in 397 days (13 months) or less is deemed to have a maturity equal to the period remaining until the next interest adjustment date. A floating rate instrument with a demand feature, and which has its interest rate pegged to an identified market interest rate, is deemed to have a maturity equal to the period of time remaining until the principal amount will be paid to us on demand, provided that our Trustees determine that the floating rate feature insures that the market value of the instrument will always approximate par value and that the instrument is of high quality. Our Trustees will review our holdings of variable rate instruments quarterly to assure themselves that these instruments continue to be of high quality. A repurchase agreement is considered to have a maturity equal to the period remaining until the delivery date on resale. An instrument called for redemption is considered as maturing on the date on which the redemption payment must be made. The Working Assets Money Market Portfolio and the E[bullet]fund(R) will each maintain a dollar-weighted average portfolio maturity that does not exceed 90 days.

       The Working Assets Money Market Portfolio and the E[bullet]fund(R) each intends to comply with Rule 2a-7 under the 1940 Act. Under that Rule, each Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except for U.S. Government agency securities. In addition, we may only invest in securities which are rated within the top two rating categories (or, if unrated, deemed by our Adviser to be of equivalent credit quality) by at least two nationally recognized statistical rating organizations ("NRSROs") (for single-rated securities, one rating organization will suffice; for unrated securities, our Adviser may rely on its own credit equivalency assessment based upon procedures approved by our Trustees). If we do invest in securities which are not rated in (or, if unrated, not deemed equivalent to) the highest rating category, we will limit such investments so that no more than 1% of the total assets of each Portfolio is invested in securities of any one issuer rated below the highest category. In addition, pursuant to our own credit procedures, we will not invest in any unrated security or in any security rated by only one rating organization unless such security is on a list approved by our Trustees.

       Although Rule 2a-7 allows that 5% may be invested in second tier securities, each Portfolio's policy is to invest 100% in first tier securities only.

       Citizens Income Portfolio

       The objective of Citizens Income Portfolio is to provide as high a level of current income as we believe to be consistent with prudent investment risk. We invest in bonds and other debt securities which meet our financial and social criteria. We intend to purchase primarily intermediate- and long- term securities and to maintain a weighted average maturity of 5-15 years. However, at times, we may have a longer or shorter weighted average maturity if we believe it will help us meet our investment objective.

       We plan to invest at least 65% of the value of the Citizens Income Portfolio's assets in debt securities that are rated BBB or better by a NRSRO such as Standard & Poor's or Moody's; unrated securities which we believe are comparable in credit quality to securities rated BBB or better as described above; obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; mortgages and other asset backed securities; other debt securities or cash and cash equivalents. Up to 35% of the Citizens Income Portfolio's total assets may be invested in debt securities which do not have the investment characteristics described above. Such debt securities could include convertible debt securities, convertible preferred and preferred stocks or other securities.

       In pursuit of our investment objective we will sometimes purchase securities that have warrants attached to them. These warrants are typically held on our books at a zero value, as the value of the warrants can only be realized upon their exercise (see "Other Investment Techniques--Warrants"). From time to time, we will also purchase options to buy or sell securities in the future at values determined by the performance of financial bench marks or indexes. The use of options can add risk to the Portfolio because the portfolio manager may determine that exercise of the option will not benefit the Portfolio and therefore, the amount invested to acquire the option will be lost. We may also purchase "structured securities," such as interest-only strips or similar vehicles where one or more of the rights within the underlying securities has been traded through the financial markets for a different right or series of rights. The risk associated with "interest-only strips" is that the security may prepay or default and our ability to collect interest payments will end.

       The Citizens Income Portfolio is authorized to purchase the securities described above from both U.S. and non-U.S. issuers (see "Other Investment Techniques--Foreign Securities").

       Citizens Emerging Growth Portfolio

       The objective of the Citizens Emerging Growth Portfolio is aggressive growth through investment in small and medium sized companies. Up to 100% of this Portfolio's assets will be invested in companies in the common and preferred stock of companies with capitalization in the range of $75 million to $4 billion. While many of these companies will have already demonstrated their strength, some will be still unseasoned, and therefore may have some speculative characteristics.

       The net asset value of this Portfolio is subject to significant fluctuation. Smaller companies have the potential for a much higher reward, as well as significantly more risk. To moderate this risk we plan to typically hold between 30-50 companies in the Portfolio, under normal conditions.

       At times we will also buy short-term fixed income securities for the Citizens Emerging Growth Portfolio. Since most of the companies we will purchase are relatively new, we expect dividend income to be negligible to accomplishing the Portfolio's objective.

       Citizens Global Equity Portfolio

       The objective of the Citizens Global Equity Portfolio is capital appreciation by investing in both foreign and U.S. markets. Investing in foreign companies and on international exchanges may entail greater risk than investing solely in the United States (see "Other Investment Techniques--Foreign Securities").

       In the Citizens Global Equity Portfolio we buy primarily common stocks of U.S. domestic and foreign companies. From time to time, we may also buy other securities such as convertible or preferred stocks and short-term debt securities. We plan to allocate over half our assets to foreign markets in most circumstances in a minimum of three countries.

       To moderate these risks as well as gain potential benefits we use a number of investment techniques. The first of these is country selection. We restrict our investments in emerging nations (those not included in Morgan Stanley's World Index) to no more than 25% of the assets of Citizens Global Equity Portfolio.

       When we invest on foreign exchanges we buy securities in the currency of the local country. Often the local currency will fluctuate vs. the dollar. To moderate this risk we engage in currency "hedging" when we feel it is appropriate to protect the value of our portfolio. We do this by entering into arrangements to buy or sell a particular currency, security, or securities index for a stated value at a given point in time. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investment being hedged. While there is a cost involved in hedging, we believe it allows us to moderate the risk of currency exchange. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments (see "Other Investment Techniques--Options Transactions").

       Citizens Index Portfolio


       The objective of the Citizens Index Portfolio is long-term capital appreciation.

       The Citizens Index Portfolio invests primarily in the securities comprising the Citizens Index, a market weighted index of companies included in the Standard & Poor's Composite Index of 500 Stocks ("S&P 500") that have passed Citizens' social screens in addition to companies that are not part of the S&P 500 but which pass our social and financial screens. Companies outside the S&P 500 are included in the Citizens Index to add industry diversity and other financial characteristics that we believe will enable the Index to track the returns of the S&P 500 as a whole.

       Securities will be purchased in a proportion approximately equal to the weight of each company to the total Index. At times we will also buy short-term fixed income securities for the Citizens Index Portfolio. Under normal circumstances these short-term investments will amount to no more than 5% of the Portfolio's total assets. Our investment results will usually lag the performance of the underlying Citizens Index due to short-term cash investments and the deduction of portfolio expenses and transaction costs.


--------------------------------------------------------------------------------
Other Investment Techniques

       Money Market Instruments and Repurchase Agreements

       During periods of unusual market conditions, or for liquidity purposes or pending the investment of the proceeds of the sale of its shares, we may invest all or a portion of assets of the Citizens Income Portfolio, Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio, Citizens Index Portfolio, the E[bullet]fund(R) and Working Assets Money Market Portfolio in money market instruments, including: obligations of agencies and instrumentalities of the U.S. Government; certificates of deposit of banks; and commercial paper or other corporate notes of investment grade quality. We may also buy such securities subject to repurchase agreements with primary dealers or banks which are members of the Federal Reserve, secured by instruments issued or guaranteed by the agencies or instrumentalities of the U.S. Government, the values including accrued interest, or which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on securities collateralizing the repurchase. In the event of bankruptcy or other default by the vendor of a repurchase agreement, there may be possible delays and expenses in liquidating the resold securities, decline in the value of the resold securities and loss of principal or interest. However, in the opinion of management, these risks are not material; upon default, the resold securities constitute collateral for the repurchase obligation.

       Options Transactions

       Each Portfolio, other than Working Assets Money Market Portfolio and the E[bullet]fund(R), may from time to time buy and write (sell) call and put options on securities, security indices, and foreign currencies that are traded on recognized securities exchanges and over-the-counter markets. A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until or on a certain date (the expiration date). A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until or on the expiration date. The premium that a Portfolio receives for buying or writing a call or put option is deemed to constitute the market value of an option. Aggregate premiums paid for put and call options will not exceed 5% of the Portfolio's total assets at the time of each purchase. The premium that a Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. These instruments are often referred to as "derivatives" which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Portfolios may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments, or as part of their overall investment strategies. Each Portfolio will maintain segregated accounts consisting of liquid assets (or, as permitted by applicable regulations, enter into certain offsetting positions to cover its obligations under derivatives transactions) to avoid "leveraging" the Portfolio.

       Risks in the use of these derivative securities depends on the Adviser's ability to predict correctly the direction of interest rates, securities prices or other factors. Risks include: a) the risk that interest rates, securities prices or other factors do not move in the directions being hedged against, in which case the Portfolio will have incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefits; b) an imperfect correlation between the price of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged; c) the possible absence of a liquid secondary market for any particular derivative at any time; d) the potential loss if the counterparty to the transaction does not perform as promised; and e) the possible need to defer closing out certain positions to avoid adverse tax consequences.

       Warrants

       Citizens Income Portfolio may invest in warrants. Warrants are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of the underlying securities.

       Foreign Securities

       Each Portfolio, other than the E[bullet]fund(R), may invest in foreign securities which meet our social and financial criteria. As discussed in the Prospectus, investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, a Portfolio may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where we believe that the applicable exchange rate is unfavorable at the time the currencies are received or we anticipate, for any other reason, that the exchange rate will improve, a Portfolio may hold such currencies for an indefinite period of time. A Portfolio may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies will permit the Portfolio to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Portfolio to risk of loss if exchange rates move in a direction adverse to the Portfolio's position. Such losses could reduce any profits or increase any losses sustained by the Portfolio from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

       When-Issued Securities

       Each Portfolio, other than the Working Assets Money Market Portfolio and the E[bullet]fund(R), may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, in many cases, a Portfolio purchasing securities on a when-issued basis, will take delivery of such securities. When a Portfolio commits to purchase a security on a when-issued or on a forward delivery basis, it will set up procedures consistent with current policies of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, we intend that a Portfolio will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although we do not intend to make such purchases for speculative purposes and we intend to adhere to current regulatory policies with respect to such purchases, purchases of securities on such bases may involve more risk than other types of purchases. For example, we may have to sell assets which have been set aside to cover our commitments in order to meet redemptions. Also, if we were to determine that it is necessary to sell the when-issued or forward delivery securities before delivery to a Portfolio, the Portfolio may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for when-issued or forward delivery securities, a Portfolio will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or forward delivery securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

--------------------------------------------------------------------------------
Factors That Affect the Value of Our Investments

       Money Market Instruments and Fixed Income Securities

       The value of the fixed income securities in which we invest will fluctuate depending in large part on changes in prevailing interest rates. Fixed income securities comprise all assets in the Working Assets Money Market Portfolio, the E[bullet]fund(R) and Citizens Income Portfolio and a portion of assets in the Citizens Emerging Growth Portfolio, Citizens Index Portfolio and Citizens Global Equity Portfolio under normal conditions. If these rates go up after we buy a security, its value may go down. On the other hand, if the rates go down, the security's value may go up. Changes in value and yield based on changes in interest rate may have different effects on short-term obligations than on long-term obligations. Long-term obligations, which often have higher yields, may fluctuate in value more than short-term ones. We do not expect changes in interest rates to significantly affect the value of our shares in the Working Assets Money Market Portfolio and the E[bullet]fund(R), since we use the amortized cost method, which is described in the section "The Value of Our Shares." However, changes in interest rates can have a significant effect on the value of non-money market fixed income securities.

       The value of equity securities held in the Citizens Emerging Growth, Global Equity and Index Portfolios will fluctuate based upon market conditions and issues specific to the issuer. These include changes in the management and fundamental financial condition of the issuing company, prevailing economic and competitive conditions in the industry sectors in which the company does business and other factors which affect individual securities and the equity market as a whole.

--------------------------------------------------------------------------------
Turnover and Portfolio Transactions

       With regard to the Working Assets Money Market Portfolio and the E[bullet]fund(R), we generally purchase investments and hold them until they mature. Historically, securities of U.S. Government agencies or instrumentalities have involved minimal risk when they have been held by investors to maturity. However, we may from time to time sell securities and purchase others to attempt to take advantage of short-term market variations. We may also sell securities prior to maturity to meet redemptions or as a result of a revised evaluation of the issuer by our Adviser.

       For the Citizens Income Portfolio we purchase fixed income securities and for Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio and the Citizens Index Portfolio, we may purchase both equity and fixed income securities and hold them until such time as we believe it is advisable to sell them in order to realize a gain or loss whereupon we reinvest these assets in other securities.


       Portfolio turnover rates will vary, depending on the type of fund and its particular investment objective. For example, the Citizens Index Portfolio seeks to have a turnover rate of less than 25% per year, whereas the Global Equity Portfolio's turnover rate may be in the vicinity of 200%. Higher portfolio turnover rates increase transaction costs and may increase taxable gains. For the fiscal years ended June 30, 1996 and 1997, the Portfolios had the following portfolio turnover rates: Citizens Income Portfolio -- 41.36% and 64.56%; Citizens Emerging Growth Portfolio -- 337.41% and 228.66%; Citizens Global Equity Portfolio -- 85.92% and 69.34%; Citizens Index Portfolio -- 6.44% and 18.64%, respectively.


       Our Adviser seeks to obtain for us the best net price and the most favorable execution of orders. Purchases are made from issuers, underwriters, dealers or brokers, and banks who specialize in the types of securities we buy. Purchases from underwriters include a commission or concession paid by the issuer to the underwriters. Purchases from dealers include the spread between the bid and asked prices and purchase from brokers include commissions paid to the broker based upon the transaction size. If the execution and price offered by more than one dealer are comparable, the order may be given to a dealer who has provided research advice, quotations on portfolio securities or other services. Our Adviser will comply with Rule 17e-1 under the 1940 Act in regards to brokerage transactions with affiliates, to assure that commissions will be fair and reasonable to the shareholders.


       Our Adviser may allocate transactions to broker/dealers in exchange for services. By allocating transactions to obtain services, the Adviser is able to supplement its own efforts. While it is not possible to place a dollar value on these services, it is the opinion of the Adviser that the receipt of these services does not materially reduce the Adviser's overall expenses. These services may or may not be useful to us or to our Adviser and its affiliates which engage in securities activities. For the fiscal years ended June 30, 1995, 1996 and 1997, all portfolio purchases, as described above, were made directly from issuers or from dealers, and we paid commissions in aggregate as follows:
1995-$250,000, 1996-$171,957 and 1997-$323,948.


       It is the policy of Citizens Advisers and the Trust to seek to obtain the benefit of "soft dollar" payments for a Portfolio when consistent with obtaining best execution and the best execution policy and when doing so is within the "safe harbor" created by Section 28(e) of the Securities Exchange Act of 1934. To that end, Citizens Advisers will maintain an account for each Portfolio with one or more broker-dealers which agree to provide or pay for third-party research which benefits the Portfolio. Sub-advisers will be informed in writing of the name of the broker-dealer and provided with account information to allow the execution of trades through that broker-dealer. In the event that best execution of an equity transaction is available through a broker-dealer which has been so identified, a sub-adviser shall place the transaction with that broker-dealer. No transactions shall be placed with such broker-dealer other than on an agency basis.

       Any "soft dollars" generated in this fashion shall be used solely to purchase research, within the meaning of Section 28(e), which benefits the Portfolio on whose behalf the transaction is made. For these purposes, research means that which provides assistance to Citizens Advisers, or a sub-adviser, in the performance of decision making responsibilities. If a product or service serves non-research as well as research functions, "soft dollars" shall be used to pay for the product or service only to the extent that it constitutes research.

--------------------------------------------------------------------------------
The Value of Our Shares

       The value of our shares is expressed as net asset value. The net asset value per share is computed by subtracting total liabilities from total assets and dividing that number by the total number of our outstanding shares. All expenses are accrued daily and taken into account in determining net asset value.

       We attempt to keep the net asset value of our Working Assets Money Market Portfolio and the E[bullet]fund(R) fixed at $1.00 per share, while we expect the net asset value per share in our other Portfolios to fluctuate.

       The value of our shares for each Portfolio, other than the Working Assets Money Market Portfolio and the E[bullet]fund(R), is determined at 4:00 p.m. Eastern Time on each day on which the New York Stock Exchange is open for regular trading and at such other times as we feel may be necessary or appropriate.

       The value of our shares for the Working Assets Money Market Portfolio and the E[bullet]fund(R) is determined at 4:00 p.m. Eastern Time on each day that the Portfolios are open. The Portfolios are currently open on each day, Monday through Friday, except New Year's Day, Martin Luther King, Jr's. Birthday (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

       Working Assets Money Market Portfolio and the E[bullet]fund(R)

       Our Trustees have determined that it is appropriate for us to value our Working Assets Money Market Portfolio and the E[bullet]fund(R) using the amortized cost method and that this method represents the fair value of each Portfolio's shares. This method values a security at the time of its purchase at cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains and losses.

       While the amortized cost method provides certainty in valuation, there may be periods during which value, as determined by the amortized cost method, is higher or lower than the price we would receive if we sold the instrument. During periods of declining interest rates, the daily yield on our shares may tend to be higher than a like computation made by a fund with identical investments which uses a method of valuation based on market prices and which reflects capital changes in its dividends. Thus, if the use of amortized cost by us resulted in a lower aggregate portfolio value on a particular day, a prospective investor in our shares would be able to obtain a somewhat higher yield from us than he would from investment in the other fund, and existing investors in our shares would receive less investment income. The converse would apply in a period of rising interest rates.

       To use the amortized cost method, our Board of Trustees must establish procedures designed to stabilize the net asset value of the Working Assets Money Market Portfolio and the E[bullet]fund(R) at $1.00 per share, to the extent reasonably possible. These procedures must include review of the Portfolio by the Board at intervals it deems appropriate and reasonable in the light of market conditions to determine how much the net asset value using available market quotations deviates from the net asset value based on amortized cost. For this purpose, when market quotations are available, securities are valued at bid price. If market quotations are not available, investments are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of our Board of Trustees, including being valued at prices based on market quotations for investments of similar type, yield and maturity.

       Under the procedures which our Trustees have adopted in connection with valuation of our securities at amortized cost, our dividend policy will change under certain circumstances. If on any day there is a deviation of more than 3/10th of 1% between the net asset value of a share computed on the amortized cost basis and that computed on an available market price basis, the amount of the deviation in excess of $0.003 will be added to or subtracted from the dividend for that day in order to reduce the deviation to within $0.003. If on any day the dividend is not large enough to absorb any such reduction and the deviation is more than $0.005, our Board will be required, under a rule of the SEC, to consider taking other action. Such action could include the sale of portfolio securities, reducing or eliminating dividends or establishing a net asset value per share based on market quotations.

       To use the amortized cost method, we must also limit our portfolio investments, including repurchase agreements, to those U.S. dollar denominated instruments which our Board of Trustees determines present minimal credit risks and which are of "high quality," e.g., portfolio investments rated in one of the top two rating categories by at least two rating organizations or, if not rated or created by only one rating agency, are of comparable quality in the judgment of our Adviser and Trustees. A rated instrument that is subject to some external agreement (such as a bank letter of credit), which agreement was not considered in rating the instrument, is considered unrated and the Board of Trustees and our Adviser will determine whether the external agreement makes the instrument of comparable quality.

       Citizens Income Portfolio, Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio and the Citizens Index Portfolio

       As described in the Prospectus, the Citizens Income Portfolio, Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio and Citizens Index Portfolio are generally valued on the basis of market values. Equity securities, if any, in a Portfolio are valued at the last sales price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Debt securities are generally valued at their most recent closing sale prices, or, if there is no closing sale price, at the bid price, in the principal market in which such securities are normally traded. Fixed income securities maturing within 60 days are normally valued at cost, plus or minus any amortized discount or premium. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are appraised at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Fund's Board of Trustees.

       Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluation based upon expert analysis of market data or other factors if such valuations are believed to reflect more accurately the fair value of such securities.

       Use of a pricing service has been approved by the Fund's Board of Trustees. There are a number of pricing services available, and the Trustees and officers of the Fund acting on behalf of the Trustees, may use or discontinue the use of any pricing service now, or in the future, employed.


--------------------------------------------------------------------------------
Information About Our Yield and Total Return

       We report the investment performance of each Portfolio in several ways. All performance reported in advertisements is historical and not intended to indicate future returns.

       Yield

       From time to time the "yield" and "compounded effective yield" of the Portfolios may be published in advertisements and sales material. For the Working Assets Money Market Portfolio and the E[bullet]fund(R), the yield is usually quoted for a seven day period. For Citizens Income Portfolio we usually report for a 30 day period.

       Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

Our yield is calculated by using the SEC formula:
Yield = 2[ (a-b + 1)6 - 1]
        -------------
             cd
where:
a = interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period

       Compounded effective yield, which we may also quote, is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding.

The formula for effective yield is:
[(base period return + 1) 365/7 - 1]

       Current yield and effective yield which are calculated according to a formula prescribed by the SEC are not indicative of the amounts that actually may be paid to our shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is computed by dividing the total amount of dividends per share we paid during the past twelve months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from additional sources (i.e., sources other than dividends and interest, such as short-term capital gains), and is calculated over a different period of time.

       The following table sets forth various measures of performance for the Portfolios as of June 30, 1997:


   Portfolio                   7-Day Yield    Effective Yield     30-Day Yield
   ---------                   -----------    ---------------     ------------
Working Assets Money Market
  Portfolio                      4.44%             4.54%                 NA

E[bullet]fund(R)                 5.71%*            5.87%*                NA

Citizens Income Portfolio          NA                NA                6.74%

* These figures include waivers and reimbursements, without which the E[bullet]fund(R)'s 7-day yield would have been 4.24% and its effective yield would have been 4.40%

       The current yield of the Working Assets Money Market Portfolio and the E[bullet]fund(R) for a specific period of time is calculated based on a hypothetical account containing exactly one share at the beginning of the period. The net change in the value of the account during the period is determined by subtracting this beginning value from the value of the account at the end of the period including a hypothetical charge reflecting deductions from shareholder accounts. Capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation) are excluded from the calculation. Because the change will not reflect any capital changes, the dividends used in the yield computation may not be the same as the dividends actually declared. The dividends used in the yield calculation will be those which would have been declared if there had been no capital changes included in our actual dividends. The net change in the account value is then divided by the value of the account return is then multiplied by (365/7) for a seven day effective yield with the resulting yield figure carried to the nearest hundredth of one percent.

       The "compounded effective yield" for the Working Assets Money Market Portfolio and the E[bullet]fund(R) is determined by annualizing the base period return and assuming that dividends earned are reinvested daily. Compounded effective yield is calculated by adding 1 to the base period return (which is derived in the same manner as discussed above) raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

       Compounded effective yield information is useful to investors in reviewing the performance of our Working Assets Money Market Portfolio and the E[bullet]fund(R) since the yield is calculated on the same basis as those of other money market funds. However, shareholders should take a number of factors into account in using our yield information as a basis for comparison with other investments.

       Since the Working Assets Money Market Portfolio and the E[bullet]fund(R) are invested in short-term money market instruments, our yield will fluctuate with money market rates. Therefore, the compounded effective yield is not an indication of future yields. Other investment alternatives such as savings certificates provide a fixed yield if held full term, but there may be penalties if redeemed before maturity, whereas there is no penalty for withdrawal at any time in the case of our Portfolios.

       The yield quotation for the Citizens Income Portfolio is based on the annualized net investment income per share of the Portfolio over a 30 day period. The yield is calculated by dividing the net investment income per share of the Portfolio earned during the period by the public offering price per share of the Portfolio on the last day of that period. The resulting figure is then annualized. Net investment income per share is determined by dividing (i) the dividends and interest earned by the Portfolio during the period, minus accrued expenses for the period, by (ii) the average number of the Portfolio's shares entitled to receive dividends during the period multiplied by the public offering price per share on the last day of the period. Income is calculated for the purposes of yield calculations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are generally excluded from the calculation as these are reflected in the Portfolio's net asset value per share.

       Total Return and Other Quotations

       We also can express the investment results in terms of "total return." We do this for the Citizens Income Portfolio, Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio and Citizens Index Portfolio to take account of fluctuations in share value in addition to income from interest and dividends. Total return refers to the total change in value of an investment in the Portfolio over a specified period, while the yield calculation only reflects the income component.

       We compute total return by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of these shares at the end of the period, and dividing the result by the initial $1,000 investment. For periods of more than one year, we adjust the cumulative total return to calculate average annual total return during that period.

These figures will be calculated according to the SEC formula:

P(1 + T)n = ERV
where:
P = a hypothetical initial payment of $1,000
T = average annual total return n =
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods



       For the period ended June 30, 1997 the Portfolios had the following performance:



                                                                             Hypothetical
                                                            Annualized    Investment Return on
                             1 Year        5 Year         Total Return       $1,000 for the
   Portfolio              Total Return   Total Return       Inception         1 Year Period
   ---------              ------------   ------------     -------------   -----------------

Citizens Income              9.56%          7.03%            41.63%           $1,095.60
Portfolio                                                  (6/10/92)

Citizens Emerging            4.03%           N/A             81.34%           $1,040.30
Growth Portfolio                                            (2/8/94)

Citizens Global Equity      21.70%           N/A             47.34%           $1,217.00
Portfolio                                                   (2/8/94)

Citizens Index Portfolio    35.89%           N/A             83.48%           $1,358.90
                                                             3/3/95)



       When we quote each Portfolio's yield or total return we are referring to its past results and not predicting our future performance. We quote total return for the most recent one year period as well as average annual total return for the most recent five- and ten-year periods, or from the time when we first offered shares, whichever is shorter. Sometimes we advertise our actual return quotations for annual or quarterly periods or quote cumulative return for various periods. When we do this, we also always present the standardized total return quotations at the same time.

       When we quote our investment results we sometimes will compare them to unmanaged market indices such as the Dow Jones Industrial Average and the S&P 500, and other data and rankings from recognized independent publishers, sources such as Bank Rate Monitor, Money Magazine, Morningstar, Forbes Magazine, Lipper Analytical Services and others.


--------------------------------------------------------------------------------
Dividends and Distributions

       Working Assets Money Market Portfolio and the E[bullet]fund(R)

       As described in the Prospectus, net income is determined and accrued daily and paid monthly. This dividend is payable to everyone who was a shareholder at 4:00 p.m. Eastern time on the day the dividend is declared. Accordingly, when shares are purchased dividends begin to accrue on the day the Transfer Agent receives payment for the shares, provided that the payment is received by 4:00 p.m. Eastern time. When shares are redeemed, the shares are entitled to the dividend declared on the day the redemption request is received by the Transfer Agent, provided that the request is received after 4:00 p.m. Eastern time. Dividends are automatically reinvested in shares, at net asset value, unless a shareholder otherwise instructs the Transfer Agent in writing. Shareholders so requesting will be mailed checks in the amount of the accumulated dividends. For the purpose of calculating dividends, our daily net investment income consists of: (a) all interest income accrued on investments (including any discount or premium ratably amortized to the date of maturity or determined in such other manner as the Trustees may determine); and (b) minus all liabilities accrued, including interest, taxes and other expense items, amounts determined and declared as dividends or distributions and reserves for contingent or undetermined liabilities, all determined in accordance with generally accepted accounting principles; and (c) plus or minus all realized and unrealized gains or losses on investments.

       Citizens Income Portfolio

       The Citizens Income Portfolio distributes to its shareholders monthly dividends substantially equal to all of its net investment income. The Portfolio's net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the Portfolio at least annually. Dividends and capital gains distributions are automatically reinvested at net asset value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid at the close of the appropriate monthly or annual period.

       Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio and Citizens Index Portfolio

       The Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio and the Citizens Index Portfolio normally declare and pay dividends substantially equal to all net investment income annually. Net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the Portfolios at least annually. Dividends and capital gains distributions are automatically reinvested at net asset value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid annually.


--------------------------------------------------------------------------------
Federal Taxes

       Status as a "Regulated Investment Company"


       Each of the Portfolios has elected to be treated and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). We plan to continue this election in the future for all Portfolios of the Fund.

       To qualify for the tax treatment afforded a "regulated investment company" under the Code, a Portfolio must annually distribute at least 90% of its net investment income and net short-term capital gains and meet certain requirements with respect to sources of income, diversification of assets, and distributions to shareholders. If a Portfolio elects and qualifies for such tax treatment, the Portfolio will not be subject to federal income tax with respect to amounts distributed. Under current law, in order to qualify, a Portfolio must
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, and income from certain other sources; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).

       A Portfolio that qualifies as a "regulated investment company" may nonetheless be subject to certain federal excise taxes unless the Portfolio meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year,
(ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the excess, if any, of the sum of the taxable income of the regulated investment company for the previous calendar year plus all amounts from previous years that were not distributed over the amount actually distributed for such preceding calendar year. The term "distributed amount" generally means the sum of (i) amounts actually distributed by a Portfolio from the Portfolio's current year's ordinary income and capital gain net income and (ii) any amount on which the Portfolio pays income tax for the year. We intend to meet these distribution requirements, to avoid the excise tax liability, with respect to each of the Portfolios. As long as a Portfolio maintains its status as a regulated investment company and distributes all of its income, the Portfolio will not be subject to any Massachusetts income or excise tax. If a portfolio should fail to qualify as a regulated investment company in any year, the Portfolio wold incur federal and Massachusetts income taxes upon its taxable income and distributions from the portfolio would generally be taxable as ordinary dividend income to shareholders.


       Distributions of Net Investment Income


       Dividends derived from net investment income and any excess of net short-term capital gains over net long-term capital losses will be taxable to shareholders as ordinary income. For each of the Portfolios other than Working Assets Money Market Portfolio, the E[bullet]fund(R) and Citizens Income Portfolio, a portion of these ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualified for that deduction with respect to its holding of a Portfolio's shares. Availability of the deduction to particular corporate shareholders is subject to certain limitations and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Since the investment income of the Working Assets Money Market Portfolio, the E[bullet]fund(R) and Citizens Income Portfolio is derived from interest rather than dividends, no portion of the dividends received from these Portfolios will be eligible for the dividends received deduction. Moreover, the portion of any Portfolio's dividends that is derived from investments in foreign corporations will not qualify for such deduction. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) will be taxable to shareholders as long-term capital gains without regard to the length of time that shareholders have held their shares. It is uncertain at this time whether all or any part of such capital gains will be eligible to be taxed at a maximum rate below 28%. Shareholders will be taxed for federal income tax purposes on dividends in the same manner whether such dividends are received as shares or in cash. Any dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month and that is paid the following January, will be treated as if received by shareholders on December 31 of the year in which the dividend is declared.


       Any dividend or distribution from a Portfolio other than the Working Assets Money Market Portfolio and the E[bullet]fund(R) will have the effect of reducing the per share net asset value of shares in the Portfolio by the amount of the dividend or distribution. Shareholders purchasing shares in such a Portfolio shortly before the record date of any taxable dividend or other distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


       In general, any gain or loss realized upon a taxable disposition of shares of a Portfolio by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss; individual shareholders who realize a long-term capital gain on the sale of shares may be eligible for reduced tax rates if the shares were held for more than 18 months. However, any loss realized upon a disposition of the shares in a Portfolio held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon disposition of shares may also be disallowed under the rules relating to wash sales.

       Special tax considerations apply with respect to foreign investments of those Portfolios which permit such investments. For example, foreign exchange gains and losses realized by a Portfolio generally will be treated as ordinary income or losses. In addition, investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source; none of the Portfolios other than the Global Equity Portfolio expects to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes.
If the Global Equity Portfolio holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid. If the Global Equity Portfolio so elects, its shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Portfolio as part of the amounts distributed by them from the Portfolio and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If the Global Equity Portfolio does not qualify or elect to "pass through" to its shareholders foreign income taxes that it pays, shareholders will not be able to claim any deduction or credit for any part of such taxes. The United States has entered into tax treaties with many foreign countries which may entitle a Portfolio to a reduced rate of tax or an exemption from tax on foreign income.

       Non-U.S. Shareholders

       Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Portfolios intend to withhold U.S. federal income tax at the rate of 30% (or at such lower rate as may be permitted under an applicable treaty) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions from a Portfolio to a Non-U.S. Person also may be subject to tax under the laws of the Non-U.S. Person's jurisdiction.

       The Portfolios are also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and (except in the case of the Working Assets Money Market Portfolio and the E[bullet]Fund(R)) redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Portfolio certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.


       The foregoing is limited to a discussion of federal taxation. It should not be viewed as a comprehensive discussion of the items referred to nor as covering all provisions relevant to investors. Dividends and distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details on their particular tax status.


--------------------------------------------------------------------------------
Redemption Information

       The redemption information below supplements the information contained in the Prospectus. We pay redemption proceeds within five business days after we receive a proper redemption request. Our obligation to pay for redemptions can be suspended when the New York Stock Exchange is closed other than for weekends or holidays or under certain emergency conditions determined by the SEC. The holidays on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, to the above mentioned holidays, Working Assets Money Market Portfolio and the E[bullet]fund(R) are also closed on Martin Luther King, Jr's. Birthday (observed), Columbus Day and Veterans Day. We pay redemption proceeds in cash, except that our Board of Trustees has the power to decide that conditions exist which would make cash payments undesirable. In that case, we could send redemption payments in securities from our portfolio, valued in the same method as we used to determine our net asset value. There might then be brokerage or other costs to the shareholder in selling these securities. We have elected to be governed by Rule 18f-1 under the 1940 Act, which requires us to redeem shares solely in cash up to the lesser of $250,000 or 1% of our total net assets during any 90 day period for any one shareholder. Your redemption proceeds may be more or less than your cost, depending on the value or our shares.

       If any of the shares being redeemed were recently purchased by check or electronic funds transfer, we may delay sending the redemption proceeds for up to ten business days while we determine whether the check or electronic funds transfer used to purchase the shares has been honored by the bank on which it was drawn or made. You can eliminate any possible delay by making your investment by wire.

       We have the right to compel the redemption of shares of each Portfolio, other than the E[bullet]fund(R), held in an amount if the aggregate net asset value of the shares in the account is less than $2,500. If our Adviser decides to do this, we will advise shareholders who would be affected to increase the size of their accounts to the $2,500 minimum.


--------------------------------------------------------------------------------
Trustees and Officers

       We have a Board of Trustees which provides broad supervision over our affairs. Our officers are elected by the Board and are responsible for day to day operations. The Trustees and officers are listed below, together with their date of birth and principal occupations during at least the past five years. (Their titles may have varied during that period.) The address of each, except where an address is indicated, is One Harbour Place, Portsmouth, New Hampshire 03801.

       The Trustees who are "interested persons," as defined in the 1940 Act ("Interested Trustees"), are indicated by an asterisk.

       Azie Taylor Morton (2/1/36), Chair of the Board and Trustee, was Treasurer of the United States during the Carter Administration. From 1984 - 1989, she owned and operated the Stami Corporation, a franchisee of Wendy's Old Fashioned Hamburgers. Her 30 year career began as a teacher at the State School for Girls in Crockett, Texas. She went on to work at the AFL-CIO, the White House Conference on Civil Rights and U.S. Equal Employment Opportunity Commission. She has served as the Commissioner of the Virginia Department of Labor and Industry as well as Executive Director of the Human Rights Project, Inc. From 1990 - 1992 she was Director of Resource Coordination at Reading is Fundamental, Inc. She is currently an investment adviser. Address: 10910 Medfield Court, Austin, Texas 78739.

       William D. Glenn, II (9/9/48), Trustee, has been a shareholder of Citizens Trust since 1983. He is a psychotherapist and the Executive Director of Continuum HIV Day Services in San Francisco. He is a past President of the San Francisco AIDS Foundation and former member of the Board of Directors of the Gay Rights Chapter of the Northern California American Civil Liberties Union. From 1981 to 1988, Mr. Glenn was the Assistant Principal and Dean of Students at Mercy High School in San Francisco. He currently serves on the boards of San Francisco's KQED and the 18th St. Services Chemical Dependency Recovery Center.
Address: 915 Las Ovejas, San Rafael, California 94903.

       Sophia Collier* (3/13/56), President, Treasurer and Trustee, is President and Principal owner of Citizens Advisers. She also serves in an advisory capacity to RhumbLine Advisers. Please see the section entitled "Additional Information Regarding The Management Company" for more information regarding Ms. Collier.

       Juliana Eades (2/2/53), Trustee, has served as Executive Director of the $6 million New Hampshire Community Loan Fund since its inception in 1984. In this capacity she has been a leading force in the creation of jobs and affordable housing in New Hampshire. Prior to accepting her position at the Loan Fund, Ms. Eades was Program Manager at the N.H. Governor's Council on Energy. In other community activities, Ms. Eades is a member of the Campaign for Rate Payers' Rights and the Society for the Protection of New Hampshire Forests.
Address: 79 South State Street, Concord, New Hampshire 03301.

       Lokelani Devone (4/8/57), Trustee, is the Assistant General Counsel at DFS Group Limited, an international retail business group where she has worked since 1989. Prior to that, she was an aide to Congresswoman Nancy Pelosi, D-California. She is also a member of the Board of Continuum HIV Day Services in San Francisco, where Trustee William Glenn is employed. Ms. Devone is a graduate of the University of California at Berkeley (B.A. 1978) and the University of California, Davis (J.D. 1983) and was an International Research Fellow at the University of Tokyo from 1983 to 1985. Address: 525 Market Street, 33rd floor, San Francisco, California 94105.

       J.D. Nelson* (3/28/38), Trustee, is the founder and C.E.O. of RhumbLine Advisers Corp., a minority-owned investment firm specializing in the management of institutional pension assets using indexed and quantitative techniques. Mr. Nelson was formerly Senior Vice President and Director of Public Funds Services at State Street Bank and Trust Company in Boston. Prior to his twelve years at State Street, he was the Administrator of the Democratic National Committee. He currently serves on the Board of the City of Boston's Economic Development Industrial Corporation. He is a former Chairman of the Roxbury MultiService Center (Mass.), a past director of the United Way and has taught at the School of Banking at Williams College. Address: RhumbLine Advisers, 50 Rowes Wharf, Boston, Massachusetts 02110.

       Ada Sanchez (8/17/52), Trustee, is the former Director of the Public Service and Social Change Program at Hampshire College. From 1985 - 1987 she was the National Toxic Waste Campaign Coordinator for Greenpeace USA. Prior to that Ms. Sanchez was involved with a number of activist organizations including Western States Field Consultant for the Disarmament Program for the National Fellowship of Reconciliation, co-director and founder of Viewpoint Syndicate, lecturer for Progressive Foundation Speakers Bureau, national coordinator for Supporters of Silkwood and outreach coordinator for Coalition for a Non-Nuclear World. Address: 5416 Delette Avenue South, Gulfport, Florida 33707.

       Our Board of Trustees functions with a Nominating Committee comprised of the whole Board, but pursuant to our Distribution Plan (see "Our Distributor") below, we have agreed that Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreement relating to the Plan ("Qualified Trustees") shall have primary responsibility for the selection and nomination of other Qualified Trustees. This agreement will continue for so long as our Distribution Plan is in effect.

The following compensation table discloses the aggregate compensation from the Fund for services provided through June 30, 1997.


                 CITIZENS INVESTMENT TRUST - COMPENSATION TABLE
--------------------------------------------------------------------------------


Name of Person and Position                    Aggregate Compensation from
                                                        The Fund
Azie Taylor Morton                                      $4,514.80
Juliana Eades                                           $4,500.00
William D. Glenn, Jr.                                   $6,304.90
Ada Sanchez                                             $4,000.00
Lokelani Devone                                         $3,500.00
Sophia Collier*                                             0
J.D. Nelson*                                                0
Wilma Mankiller**                                        $ 500.00

--------------------------------------------------------------------------------

* Sophia Collier and J.D. Nelson are Interested Trustees and received no compensation from Citizens Trust.


** Wilma Mankiller is no longer a Trustee.

       The Trustees who are not "interested persons" received aggregate fees from us of $23,319.70 for services provided through June 30, 1997 and were also reimbursed for out-of-pocket expenses. Our Trustees and officers as a group owned less than 1% of our outstanding shares as of October 1, 1997.


       Other Officers of The Fund

       Crescentia True (12/16/63) Vice President, is the Vice President and Director of Operations of Citizens Advisers, where she has been employed since 1994. Susan Barry, (5/21/63) Treasurer, is Controller of Citizens Advisers where she has been employed since 1992. Joseph F. Keefe (9/30/53), Secretary, is Executive Vice President and General Counsel of Citizens Advisers. Prior to joining Citizens Advisers in 1997, Mr. Keefe was in private law practice for 16 years.



--------------------------------------------------------------------------------
Additional Information Regarding Citizens Advisers

       Sophia Collier individually owns 60% of the outstanding stock of Citizens Advisers, Inc. Ms. Collier is the founder of American Natural Beverage Corp., the maker of Soho Natural Soda, a company which Ms. Collier co-founded in her Brooklyn kitchen when she was 21 years old and built up over the next 12 years to an enterprise with 52 employees and retail sales of $25 million. Soho Soda was the first natural soda in America and was created as an alternative to unhealthful mass market sodas. Ms. Collier and her partners sold American Natural Beverage Corp. in 1989.

       Four other individuals own the remaining 40% of the outstanding stock of Citizens Advisers, Inc., as follows: John F. Dunfey (12%); Robert J. Dunfey, Sr. (12%); Gerald F. Dunfey (12%); and William B. Hart, Jr. (4%). John, Robert and Gerald Dunfey, brothers, now serve as directors of the Dunfey Group, a venture capital and investment company. The Dunfey family has been associated, over a number of years, with progressive social and political causes and has actively participated in organizations dedicated to world peace, human and civil rights, and economic justice. The family founded and continues to sponsor New England Circle, a forum for the "discussion of social, political, literary and educational topics that can lead to constructive change in our lives, our nation and our world."

--------------------------------------------------------------------------------
Investment Advisory and Other Services

       We are advised by Citizens Advisers, Inc. (the "Adviser") under a contract known as the Management Agreement. The Adviser has offices at 111 Pine Street, San Francisco, California 94111 and One Harbour Place, Portsmouth, New Hampshire 03801. The Adviser is a California corporation. Citizens Securities, Inc., a wholly-owned subsidiary of the Adviser and a California corporation, serves as the Fund's distributor.

       The Management Agreement provides for the Adviser, which is subject to the control of our Board of Trustees, to decide what securities will be bought and sold, and when, and requires the Adviser to place purchase and sale orders. At the Adviser's discretion and sole expense, these duties may be delegated to a sub-adviser.

       Seneca Capital Management, LLC

       Our sub-adviser for the Citizens Income and Emerging Growth Portfolios is Seneca Capital Management, LLC, a registered investment adviser which manages over $4 billion from its offices at 909 Montgomery Street, San Francisco, California. It is majority owned by Phoenix, Duff & Phelps Corporation ("Phoenix"), with a 74.9% ownership interest. Phoenix is a diversified financial services organization engaged primarily in investment management of institutional and individual accounts, with over $33 billion in assets under management. Gail Seneca, who with her partners founded Seneca's predecessor company, GMG/Seneca Capital Management, L.P. in 1990, continues, along with her key staff members, to be the owners of the minority interests in Seneca. Ms. Seneca and her key staff members entered into long term employment contracts with Phoenix when it purchased Seneca in 1997. The day to day business and affairs of Seneca, including its investment management activities, remain under the control of Ms. Seneca and her staff.


       Clemente Capital, Inc.

       Our sub-adviser for the Citizens Global Equity Portfolio, Clemente Capital, Inc., is a registered investment adviser organized in 1979. It is majority owned by Lilia Clemente with 61.15% ownership; Wilmington Trust of Wilmington, Delaware with 24% and Diaz-Verson Capital Investments, Inc. of Columbus, Georgia with 14.85%. Clemente also manages the First Philippine and Clemente Global Growth Funds, two closed-end funds traded on the New York Stock Exchange. Its headquarters are at Carnegie Hall Tower, 152 West 57th Street, New York, New York.

       RhumbLine Advisers, Inc.

       The Citizens Index Portfolio is sub-advised by RhumbLine Advisers, a registered investment adviser established in 1990 with offices at 30 Rowes Wharf, Boston, Massachusetts. RhumbLine is owned in excess of 97% by J.D. Nelson, who is also an interested trustee of the Trust.

       The Adviser (or the sub-adviser) provides us, at the Adviser's expense, with all office space, facilities and equipment and clerical personnel necessary to carry out its duties under the Management Agreement. Some of our Trustees and our officers are employees of our Adviser and receive their compensation from the Adviser. Our custodian bank maintains, as part of its services for which we pay a fee, many of the books and records that we are required to have and computes our net asset value and dividends per share.

       We pay the Adviser a fee for its services at a percentage of each Portfolio's average annual net assets as follows:

Working Assets Money Market Portfolio--0.35%; the E[bullet]fund(R)--0.10%; Citizens Income Portfolio--65%; Citizens Emerging Growth Portfolio--1.00%; Citizens Global Equity Portfolio--1.00%; and Citizens Index Portfolio--0.50%. The fee is accrued daily and paid at least monthly. The Adviser has agreed to limit our expenses each year. If expenses exceed this limit, the Adviser will reduce its fee by, or refund, the amount of the excess. The limit on our expenses, pursuant to the Management Agreement, is as follows: Working Assets Money Market Portfolio: 1.50% of the first $40 million or our average annual net assets and 1% thereafter; and Citizens Income Portfolio: 1.75% of the first $75 million of average net assets and 1.25% thereafter.

       There is no limit on expenses for the E[bullet]fund(R), Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio and Citizens Index Portfolio. Not all our expenses are subject to this limit. Interest expenses, taxes, brokerage commissions, and extraordinary expenses, such as litigation, that do not usually occur in the operations of a mutual fund are not included. We are also subject to a statutory expense limitation imposed by the State of California. This expense limitation requires the Adviser to reduce its fee to the extent the aggregate annual expenses of a Portfolio exceed 2.50% of the first $30 million of average net assets in the Portfolio, 2% of the next $70 million of average net assets, and 1.50% of the remaining average net assets in a Portfolio in any fiscal year.


       For the fiscal years ended June 30, 1995, 1996 and 1997, the Adviser received the following fees: Working Assets Money Market Portfolio, 1995-$526,422, 1996-$423,731 and 1997-$341,144; Citizens Income Portfolio,
1995-$167,280, 1996-$207,386 and 1997-$218,016; Citizens Emerging Growth
Portfolio, 1995-$67,908, 1996-$197,492 and 1997-$503,188; Citizens Global Equity
Portfolio, 1995-$78,349, 1996-$118,662 and 1997-$206,581; and Citizens Index
Portfolio, 1995-$760,572, 1996-$689,466 and 1997-$878,074. For the fiscal period ended June 30, 1996, the Adviser accrued expenses of $4,018 on behalf of the E[bullet]fund(R), all of which was waived by the Adviser. For the fiscal year ended June 30, 1997 the Adviser waived fees totaling $17,288 on behalf of the E[bullet]fund(R).

       The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable for any loss sustained by the purchase, sale or retention of any security and permits the Adviser to act as investment adviser and/or principal underwriter for any other person, firm or corporation. The Management Agreement provides that we will indemnify the Adviser to the full extent permitted under the Declaration of Trust. The Management Agreement also states that it is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of our Registration Statement under the Securities Act of 1933 and the 1940 Act except for information supplied by the Adviser for inclusion therein.

       There are similar provisions with respect to the liability of the sub-adviser, and the obligation of the Fund to indemnify the sub-adviser.

       Administrative Services Agreement

       The Adviser has also entered into an Administrative Services Agreement with Citizens Trust, whereby it provides the Trust with the following facilities and services: 1. Receipt of calls from existing shareholders in a timely manner;
2. Maintenance of a toll-free number; 3. Response to shareholder questions; 4. Maintenance of computer interface with the Trust's transfer agent; 5. Execution of appropriate shareholder requests. 6; Organizational services for any new series, including, but not limited to the drafting of the prospectus and statement of additional information, the filing of all required documents, soliciting proxies, and clerical duties associated with the filing of any such documents; and 7. Blue Sky reporting services as required for the issuer of securities in the states and territories. In addition to the fees paid pursuant to the foregoing, the Trust has agreed to reimburse Citizens Advisers for out-of pocket expenses, including but not limited to postage, forms, telephone, and records storage and any other expenses incurred by Citizens Advisers at the request or with the consent of the Trust. The Trust also pays to the Adviser shareholder servicing fees at the following fixed rates: Citizens Income Portfolio, Citizens Emerging Growth Portfolio and Citizens Global Equity Portfolio, 0.10% of average assets; and Citizens Index Portfolio, 0.65% of average assets.


       For the fiscal years ended June 30, 1995, 1996 and 1997, the Advisor accrued the following administrative fees: Working Assets Money Market Portfolio, 1995-$28,499, 1996-$186,145 and 1997-$153,084; Citizens Income
Portfolio, 1995-$25,295, 1996-$74,254 and 1997-$44,992; Citizens Emerging Growth
Portfolio, 1995-$24,120, 1996-$117,910 and 1997-$75,190; and Citizens Global
Equity Portfolio, 1995-$22,815, 1996-$68,745 and 1997-$32,743. Citizens Index
Portfolio paid fees in the amounts of $28,607, $903,081 and $919,818 for the period from March 3, 1995 (commencement of operations) through June 30, 1995 and the fiscal years ended June 30, 1996 and 1997, respectively. The E[bullet]fund(R) paid fees in the amounts of $6,931 for the period from July 1, 1995 (commencement of operations) through June 30, 1996 and $11,805 for the fiscal year ended June 30, 1997.


       Distribution Plan

       Pursuant to a Distribution Agreement, Citizens Securities, Inc. (the "Distributor"), a wholly owned subsidiary of the Adviser, acts as the distributor of our shares. There is no sales charge imposed on any of the Portfolios of the Fund, either when you purchase or redeem shares.


       Broker-dealer and other organizations, known as Service Organizations, which assist in the distribution of our shares may receive fees from us or our Distributor. Our Board of Trustees has adopted a Distribution Plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Plan"). In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit us and our shareholders. Pursuant to this Plan, Service Organizations that enter into written agreements with us and our Distributor may receive, for administration, shareholder service and distribution assistance, fees at rates determined by our Trustees. In addition, our Distributor is authorized to purchase advertising, sales literature and other promotional material and to pay its own salespeople. We will reimburse the

Distributor for these expenditures and for fees paid to Service Organizations, up to a limit of 0.25% on an annual basis of our average daily net assets. In addition, if and to the extent that the fee we pay our Distributor as well as other payments we make are considered as indirectly financing any activity which is primarily intended to result in the sale of our shares, such payments are authorized under the Plan.


       The Plan was initially approved on July 5, 1983, by our Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no financial interest in the operation of the Plan or in any agreement related to the Plan. These Trustees are known as "Qualified Trustees." The Plan was approved by a majority of our shareholders at our annual meeting on April 24, 1984, and has been continued from year to year thereafter subject to annual approval by a majority vote of our Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan was approved by the shareholders of the Citizens Income Portfolio, on June 11, 1992. The E[bullet]fund(R) has not adopted the Plan. Agreements related to the Plan must also be approved in the same manner by a vote of the Trustees and the Qualified Trustees. These agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of the majority of the Qualified Trustees or a vote of our outstanding voting securities on not more than 60 days notice.


       Each Portfolio is responsible for the cost of preparing and setting in type prospectuses and reports to shareholders and distributing copies of the prospectuses and reports to shareholders. The Distributor pays the cost of printing and distributing all other copies of prospectuses and reports, as well as the costs of supplemental sales literature and advertising. The Fund pays all of our other expenses not expressly assumed by the Adviser such as interest, taxes, audit and legal fees and expenses, charges of our custodian, our shareholder servicing, transfer and record-keeping agent costs, insurance premiums, stock issuance and redemption costs, certain printing costs, costs of registering our shares under federal and state laws, and dues and assessments of the Investment Company Institute, as well as any non-recurring expenses, including litigation.


       The Plan provides that the Distributor shall provide and the Trustee shall review quarterly reports setting forth the amounts, payments and the purpose for which the amounts were expended. The Plan further provides that while it is in effect the selection and nomination of the Trustees who are not interested persons shall be committed to the discretion of the Qualified Trustees. The Plan may not be amended to increase materially the amounts to be spent without shareholder approval, as set forth above, and all amendments must be approved by the Trustees, as described above. The Plan only permits reimbursement of actual expenses and does not permit expenses to be carried forward from one fiscal period to another. For the years ended June 30, the following fees were approved and paid under this Plan, 1995-$783,111, 1996-$683,515 and 1997-$838,348. The major categories of expenses for 1997 were as follows: advertising, printing and mailing prospectuses to other than current shareholders, compensation to broker/dealers and compensation to sales personnel.



--------------------------------------------------------------------------------
Additional Information

       Our Declaration of Trust permits our Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an interest in the Fund. Certificates representing our shares are not issued. In the event of our liquidation, all shareholders would share pro rata in our net assets available for distribution to shareholders. The Trustees also have the power to designate "series" of the Fund which will function as separate Portfolios, each having it's own assets and liabilities. They may also create additional classes of shares which may differ from each other as to dividends. Shares of each class are entitled to vote as a class or series only to the extent required by the 1940 Act or as provided in our Declaration of Trust or as permitted by our Trustees. Income and operating expenses are allocated fairly among the series and classes by our Trustees. We intend to manage our Portfolios in such a way as to be a "diversified" investment company, as defined in the 1940 Act. As of June 30, 1997, there were 125,737,084 outstanding shares of our Common Stock, representing all the shares of all of the Citizens Trust Portfolios. The following are the shareholders who owned beneficially or of record 5% or more of the outstanding shares: Working Assets Money Market Portfolio, the E[bullet]fund(R), Citizens Index Portfolio and Citizens Income Portfolio - no holders of 5% or more. Citizens Emerging Growth Portfolio - Charles Schwab & Co, Inc., 7.4%; and Citizens Global Equity Portfolio - Charles Schwab & Co, Inc., 25.4%.


--------------------------------------------------------------------------------
Voting Rights

       Shareholders are entitled to one vote for each full shares held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Voting is generally by class and series except as otherwise provided by the provisions of the 1940 Act. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of our shares. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of our outstanding shares. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non assessable, except as set forth under "Shareholder and Trustee Liability" below. The Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders or more than 50% of our outstanding shares, or upon liquidation and distribution of our assets, if approved by the vote of the holders of more than 50% of our outstanding shares. If not so terminated, the Fund will continue indefinitely.

--------------------------------------------------------------------------------
Shareholder and Trustee Liability

       We are an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. Our Declaration of Trust contains an express disclaimer of shareholder liability for our acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by us or our Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses by the relevant Portfolio out of the Portfolio's property for any shareholder held personally liable for the Portfolio's obligations. The Declaration of Trust also provides that we shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of ours and satisfy our judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholders liability is highly unlikely and is limited to the relatively remote circumstances in which we would be unable to meet our obligations.

       The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


--------------------------------------------------------------------------------
Custodian

       State Street Bank and Trust, One Heritage Drive, North Quincy, Massachusetts, is the custodian of the assets of the Fund. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. We, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.


--------------------------------------------------------------------------------
Auditors

       Tait, Weller & Baker, Two Penn Center, Suite 700, Philadelphia, Pennsylvania serves as our Fund's independent auditors, providing audit services including (1) examination of the annual financial statements and limited review of unaudited semi-annual financial statements (2) assistance and consultation in connection with SEC filings and (3) review of the federal and state income tax returns filed on our behalf.

       The financial statements of the Fund incorporated here by reference, have been examined by Tait, Weller & Baker, independent auditors, as stated in their report which is incorporated by reference, and have been so incorporated in reliance upon such report given upon their authority as experts in accounting and auditing.


--------------------------------------------------------------------------------
Legal Counsel

       Bingham, Dana & Gould LLP, 150 Federal Street, Boston, Massachusetts.

--------------------------------------------------------------------------------

Proposed Reorganization

       At a meeting to be held on December 1, 1997, shareholders of the E[bullet]fund(R) will be asked to approve a Plan of Reorganization which sets out the steps needed to combine the E[bullet]fund(R) with the Working Assets Money Market Portfolio.

       The basic steps in the proposed reorganization are as follows:

       a) The transfer of all the assets and liabilities of the E[bullet]fund(R) to the Working Assets Money Market Portfolio, in exchange for shares of equal value in the Working Assets Money Market Portfolio, Retail Class;

       b) The distribution of these new Working Assets Money Market Portfolio Retail Class shares to the shareholders of the E[bullet]fund(R); and

       c)   The dissolution of the E[bullet]fund(R).

       If the E[bullet]fund(R) shareholders vote to approve the proposed reorganization at the December 1, 1997 meeting, the above steps will be taken and the reorganization will be completed a short time afterwards.



--------------------------------------------------------------------------------
Financial Statements

       The following financial statements of the Fund and the opinion of its independent auditors, included in the Annual Report to the shareholders for the year ended June 30, 1997 are incorporated herein by reference and are provided to each person to whom the Statement of Additional Information is sent or given:

Statement of Investments - June 30, 1997
Statement of Assets and Liabilities - June 30, 1997
Statement of Operations for the year ended - June 30, 1997
Statement of Changes in Net Assets for the years ended June 30, 1996 and 1997.

Financial Highlights for the years ended June 30, 1996 and 1997.

Notes to Financial Statements
Report of Independent Certified Public Accountants

       Management Discussion

       It is the policy of the Fund to provide a management discussion of the strategy and performance of each Portfolio in the Annual Report.

--------------------------------------------------------------------------------
APPENDIX A: Description of Ratings


       Description of Bond Ratings

       We use the ratings provided by national rating services as one of several indicators of the investment quality of fixed income securities. The following is a description of the ratings of the two services we use most frequently. When considering any rating, it is important to remember that the ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments with the same maturity and coupon with different ratings may have the same yield.

Moody's

"Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

Rating Refinements: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The rating C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


Fitch Investors Service, Inc., Investment Grade Bond and Preferred Stock Ratings

AAA: Bonds and preferred stock considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds and preferred stock considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered very strong, although not quite as strong as bonds rated AAA. Because bonds and preferred stock rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+ (i.e., Exceptionally Strong Credit Quality).

A: Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

BBB: Bonds and preferred stock considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds or preferred stock will fall below investment grade is higher than for securities with higher ratings.

Plus (+) or minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit quality within the rating category. Plus and minus signs, however, are not used in the AAA category.


Moody's Short-Term Prime Rating System--Taxable Debt & Deposits Globally

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. The obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       [bullet] Leading market positions in well-established industries.

       [bullet] High rates of return on funds employed.

       [bullet] Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       [bullet] Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       [bullet] Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protections measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Note: Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuers whose securities or debt obligations you consider buying or selling.

Standard & Poor's Short-Term Issue Credit Ratings

Standard & Poor's short-term issue credit ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period had not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                     PART C
                                OTHER INFORMATION


Item 24: Financial Statements and Exhibits

Audited Financial Statements: the following audited Financial statements are incorporated by reference to the Registrant's Annual Report to shareholders for the period ended June 30, 1997, filed with the Commission on August 28, 1997 (Accession No.0000950146-97-001388).

     Statement of Investments - June 30, 1997
     Statement of Assets and Liabilities - June 30, 1997
     Statement of Operations for the year ended June 30, 1997
     Statement of Changes in Net Assets for the years ended June 30, 1996 and
       June 30, 1997
     Selected Per Share Data and Ratios from Inception through June 30, 1997 Notes to Financial Statements: June 30, 1997
     Auditors Report: June 30, 1997


Exhibits
(1) declaration of trust ***
(2) by laws
(3) not applicable
(4) not applicable
(5) management agreement
    (a) management agreement *
    (b) renewal of management agreement ***
    (c) amendment to management agreement dated May 30, 1996 ***
    (d) form of sub-investment advisory agreement ***

(6) distribution agreement
    (a) distribution agreement, as amended *
    (b) renewal of distribution agreement ***
    (c) amendment to distribution agreement dated May 6, 1996 ***
    (d) amendment to distribution agreement dated May 30, 1996 ***
(7) not applicable
(8) custodian agreement ****
(9) other material contracts:
    (a) administrative agreement as amended *
    (b) amendment to administrative agreement ***
(10) opinion and consent of counsel as to the legality of the securities being registered *
(11) consent of independent certified public accountants
(12) not applicable
(13) copies of written assurance from initial stockholders *
(14) copies of model plan used in establishment of retirement plan *

----------------
* Incorporated by reference to Amendment No.27 to the Registrant's Registration Statement (File No.. 2-80886), as filed with the Securities and Exchange Commission.

*** Incorporated by reference to Amendment No. 34 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission.

**** Incorporated by reference to Amendment No. 35 to the Registrant's
     Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission.

                            CITIZENS INVESTMENT TRUST
                                 PART C (CONT'D)


(15) Rule 12b-1 distribution plan *
(16) Schedule for computation of each performance quotation provided in the registration statement (in response to Item 22): provided in Statement of Additional Information.
(17) Financial Data Schedule


Item 25:   Persons controlled by or under common control with Registrant:  None
Item 26:   Number of holders of securities as of October 2, 1997:

           Title                                       Number of Record Holders
           --------------------------------------------------------------------

           Working Assets Money Market Portfolio                  8,600
           Citizens Income Portfolio                              3,033
           Citizens Emerging Growth Portfolio                     7,414
           Citizens Global Equity Portfolio                       2,972
           Citizens Index Portfolio                              14,703
           Eofund(R)                                              3,035

Item 27:  Indemnification.

       Article VII, Section 12 of the Agreement and Declaration of Trust of Citizens Investment Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and reasonably believe her/his conduct to be in the best interest of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

       Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

       The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insure under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 28: Business and Other Connections of Investment Adviser. Citizens Securities, Inc., One Harbour Place, Portsmouth, New Hampshire 03801, a registered broker/dealer, is the principal underwriter for Citizens Investment Trust ("Registrant") and is a wholly owned subsidiary of Citizens Advisers, Inc., the Investment Adviser, a California corporation. The officers and directors of Citizens Securities having other business of a substantial nature are as follows:

                            CITIZENS INVESTMENT TRUST
                                 PART C (CONT'D)

Name and Principal
Business Address:                                    Nature of Other Business:
-----------------                                    -------------------------

Sophia Collier                                       President and Trustee
One Harbour Place, Suite 525                         of Registrant
Portsmouth, N.H.  03801

Item 29:  Principal Underwriters
         (A) Not Applicable
         (B)

                                                            Positions and
Name and Principal           Positions and Offices          Offices with
Business Address             with Underwriter               Registrant
-----------------            ---------------------          -------------

Sophia Collier               President and Director of      President and
See Item 28                  underwriter                    Trustee


         (C)  Not Applicable

Item 30: Location of Accounts and Records: The account, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are kept by the Registrant's Transfer and Dividend Distributing Agent, PFPC, Inc., 400 Bellevue Pkwy., Wilmington, DE 19809, and the Registrant's Custodian Bank.

Item 31: Management Services.
            Not applicable

Item 32: Undertakings.

(A) If the information called for by item 5A of Form N-1A is contained in the latest Annual Report to shareholders, the Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Portsmouth, and State of New Hampshire, on the 7th day of October 1997.


                                        CITIZENS INVESTMENT TRUST


                                        By________________________________
                                           Sophia Collier, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


/s/      Sophia Collier *
         ----------------     Trustee
         Sophia Collier       President and                  October 7, 1997
                              Principal Executive
                              Principal Accounting Officer
                              Principal Financial Officer

/s/   Azie Taylor Morton *
----------------------------- Trustee                        October 7, 1997
     (Azie Taylor Morton)


/s/   William Glenn      *
----------------------------- Trustee                        October 7, 1997
     (William Glenn)


/s/   Ada Sanchez        *
----------------------------- Trustee                        October 7, 1997
    (Ada Sanchez)


/s/   J.D. Nelson        *
----------------------------- Trustee                        October 7, 1997
     (J.D. Nelson)


/s/   Juliana Eades      *
----------------------------- Trustee                        October 7, 1997
    (Juliana Eades)


/s/   Lokelani Devone    *
----------------------------- Trustee                        October 7, 1997
     (Lokelani Devone)



*  By  Sophia Collier    Attorney in Fact _________________________

     See Power of Attorney dated May 15, 1992, filed with the commission on May 15, 1992 as part of Citizens Trust Post Effective Amendment #12.

     See Power of Attorney dated November 12, 1992, filed with the commission on November 12, 1992 as part of Citizens Trust Post Effective Amendment #14.

                                  EXHIBIT INDEX

       Exhibit No.               Description

                 (2)             By-Laws
                (11)             Consent of independent
                                    certified public accountants
                (27)             Financial Data Schedule